Exhibit 10.4

MORGAN STANLEY & CO. LLC

Commodity Futures Account

Documents

Rev. 8/17

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

OR ESTABLISHING A NEW CUSTOMER RELATIONSHIP

To help the U.S. Government prevent the funding of terrorism and money laundering activities, federal law requires all U.S. financial institutions to obtain, verify, and record information that identifies each customer that opens an account.

What this means: When entering into a new customer relationship with Morgan Stanley, the firm will ask for your name, address, date of birth (as applicable), and other identification information. This information will be used to verify your identity. As appropriate, the firm may, in its discretion, ask for additional documentation or information. If all required documentation or information is not provided, Morgan Stanley may be unable to open an account or establish a relationship with you.

We wish to inform you of your responsibilities under the Unlawful Internet Gambling Enforcement Act (“the Act”), which became effective June 1, 2010. Under the Act, neither you nor any other person who has an ownership interest in or authority over your account may use it to process or facilitate payments for restricted internet gambling transactions.

COMMODITY FUTURES ACCOUNT APPLICATION

Please complete all of the following information

(attach continuation pages if necessary)

All Fields Mandatory

I.	Customer Name/Mailing Address for all Notices and Statements

Legal Name of the beneficial owner of the Account (hereinafter, the “Customer”): Each Fund set forth on Schedule A (which may be amended from time to time) attached hereto, in their individual capacity

Customer’s Legal Address (address of organization):

___________________________________________________________________________________________

Telephone:    (                 )                                     Facsimile: (                )

Email address to which written notice may be sent:

Principal Business of Customer:

Organized Under the Laws of (country of organization): See Schedule A

U.S. Soc. Sec./Tax ID No.: See Schedule A

Non-U.S. Government Issued ID No. and Type of ID: See Schedule A

Name of Trustee (if organized as a Trust):

Recipient and Mailing Address for Duplicate Statements: (If additional space is needed, please attach a separate page)

______________________________________________________________________________________________

II.	Financial Statement

Enclose copy of most recent audited/unaudited financial statement (required for credit review)

Prime Brokerage Account number (if Prime Brokered with Morgan Stanley). _________________________________

III.	Customer Designation (check all that apply, at least one item must be checked) (See Schedule A)

☐ Bank	☐ Partnership
☐ Commodity Pool	☐ Insurance Company	☐ State or Municipal Pension Plan
☐ Corporation	☐ LLC	☐ Trust
☐ Endowment	☐ LLP	☐ Other:
☐ ERISA	☐ Mutual Fund

IV.	Evidence of Authorization

Please provide a copy of the following applicable document showing Customer’s authority to trade futures:

Corporation	-	Corporate Resolution
LLC	-	Operating Agreement
LLP	-	Partnership Agreement

Partnership	-	Partnership Agreement
Trust	-	Trust Agreement
Mutual Fund	-	Prospectus and SAI

Commodity Pool, ERISA, Bank, Insurance Company and other account types please contact Morgan Stanley regarding required documentation.

V.	Advisor

Name of person or entity that will control trading in the Account (hereinafter, the “Advisor”)

______________________________________________________________________________________________

Or

☐ Not Applicable (Customer will control trading in the Account)

Advisor’s U.S. Soc. Sec./Tax ID Number

Non-U.S. government issued ID Number:

Advisor’s Mailing Address:

________________________________________________________________________________________________

Email address to which written notice may be sent:

Customer must execute the Discretionary Trading Authorization (or provide signed authorization designating the Advisor as its agent and attorney-in-fact for purposes of all transactions in the Account) and Advisor must fill out Section VIII of this Application and execute the Representations of Advisor below.

VI.	Account Designation (Check one) (See Schedule A)

xx☐	Speculative. Orders placed by Customer for the Account will normally represent speculative transactions.

☐	Hedge (excluded commodities). Orders placed by Customer for transactions in excluded commodities (as defined in Section 1a(19) of the Commodity Exchange Act) for the Account will normally represent bona fide hedging transactions as defined in CFTC Rule 1.3(z). If orders placed for the Account normally represent hedging transactions, please complete Section 10(t) of the Commodity Futures Customer Agreement. Failure to choose one of the above will designate the Account as Speculative.

☐	Hedge (exempt and agricultural commodities). Orders placed by Customer for transactions in exempt commodities (as defined in Section 1a(20) of the Commodity Exchange Act) and agricultural commodities (as defined in CFTC Rule 1.3(zz)) for the Account will normally represent bona fide hedging transactions or positions as defined in CFTC Rule 151.5. If orders placed for the Account normally represent hedging transactions, please complete Section 10(t) of the Commodity Futures Customer Agreement. Failure to choose one of the above will designate the Account as Speculative.

VII.	Advisor’s Representations. To be filled out by Advisor

(a)	Advisor is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission (“CFTC”) and a member of the National Futures Association (“NFA”) (check one):

☐ Yes             XX☐ No

(b)	Advisor is registered as a commodity pool operator (“CPO”) with the CFTC and a member of the NFA (check one):

XX☐     Yes                 ☐ No

(c)	Advisor is exempt or excluded from the obligation to register as a CTA or CPO with the CFTC and, if required, has filed the appropriate notice of exemption from registration with the NFA (check one):

☐ Yes             ☐ No

(d)	Advisor’s NFA ID number is: ________________________________. If Advisor does not have an NFA ID please see section VII(g) hereof.

(e)	If the Advisor is an exempt CPO that has filed a notice of exemption with the NFA, Advisor has listed the following commodity pools under its registration or exempt notice filing:

______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

(f)	The Customer is among the commodity pools listed above as Pool Exemptions under its NFA registration or exemption, as applicable (check one):

☐ Yes             ☐ No

(g)	Please answer the following only if Advisor is not registered with the CFTC as a CTA or CPO and has not filed a notice of exemption from the requirement to register as a CTA or CPO. Advisor is neither required to register as a CPO or CTA nor obligated to file a notice of exemption from registration.

☐ Yes

If the Advisor has responded affirmatively to the foregoing representation (g), the following explanation sets forth the reasons why Advisor is neither required to register nor obligated to file a notice of exemption:

______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

VIII.	Individual customers please complete the Commodity Futures Account Application—Individual Customer Application Annex included with these documents.

IX.	Information to be used by Morgan Stanley to prepare CFTC Form 102

(a)	Please identify the legal entity that owns the Account and provide the following information concerning that entity or person:

Name: See Schedule B

Legal Entity Identifier (if any):_____________________________________________________

Business Address: _______________________________________________________________

______________________________________________________________________________

Business Telephone: _____________________________________________________________

Email Address: _________________________________________________________________

Contact Name: ___________________________ ______________________________________

Contact Job Title: _____________________________________________________________

Contact Relationship to Owner of Account: ________________________________________

Contact Direct Phone Number: __________________________________________________

Contact Email Address: ________________________________________________________

Website (if any): __________________________________________________________________

NFA ID (if any): __________________________________________________________________

(b)	Please identify the legal entity that controls trading day-to-day in the Account and provide the following information concerning that entity or person:

Check here if the legal entity that controls trading day-to-day in the Account is the same as the legal entity that owns the Account and if so, please proceed to (c).

☐

Name: See Schedule B

Legal Entity Identifier (if any):___________________________________________________

Address: ____________________________________________________________________

____________________________________________________________________________

Telephone: __________________________________________________________________

Email Address: _______________________________________________________________

Contact Name: _______________________________________________________________

Contact Job Title: _________________________________________________________

Contact Relationship to Controller of Account: __________________________________

Contact Direct Phone Number: _______________________________________________

Contact Email Address: _____________________________________________________

Website (if any): _______________________________________________________________

NFA ID (if any):_______________________________________________________________

(c)	Please identify the natural person (or persons) who actually directs trading in the Account, and please furnish the following information for such person (or persons):

Name: See Schedule B

Address: __________________________________________________________________

Phone: ____________________________________________________________________

NFA ID (if any): ____________________________________________________________

Name of Employer: __________________________________________________________

Employer NFA ID (if any): ____________________________________________________

Employer Legal Entity Identifier (if any): _________________________________________

Job Title: ___________________________________________________________________

Relationship to Owner of the Account: ___________________________________________

Email Address: ______________________________________________________________

** PLEASE COMPLETE ONLY IF YOU HAVE ENGAGED AN **

ADVISOR TO DIRECT YOUR ACCOUNT

DISCRETIONARY TRADING AUTHORIZATION

The undersigned Customer hereby authorizes Metaurus Advisors LLC (the Advisor”) as its agent and attorney-in-fact to purchase, sell and trade in commodity futures contracts, options thereon, foreign futures and options thereon and interests therein (in each case, as defined under Applicable Law), and including, without limitation, exchange-for-physical, exchange-for-swap, exchange-for-risk, exchange-for-options or exchange-for-related-positions transactions, block trades, OTC derivative instruments, including cleared OTC derivatives and cleared swaps, approved under Applicable Law for trading or clearing on a designated contract market, derivatives clearing organization, exempt commercial market or foreign board of trade or foreign clearing organization and to the extent not governed by any other agreement between the parties, commodities delivered as a result of the settlement of any of the foregoing, in accordance with Morgan Stanley & Co. LLC’s (“Morgan Stanley”) terms and conditions for Customer’s account and risk and in Customer’s name or number on Morgan Stanley’s books. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the accompanying Commodity Futures Customer Agreement.

This authorization is in addition to (and in no way limits or restricts) any rights which Morgan Stanley may have under the Morgan Stanley Commodity Futures Customer Agreement executed by Customer and any other agreement or agreements between Morgan Stanley and Customer.

This authorization may be terminated by Customer at any time as of the actual receipt by Morgan Stanley of written notice of termination. Termination of this authorization shall not affect any liability in any way resulting from transactions initiated prior to such termination. This authorization shall inure to Morgan Stanley’s benefit and that of Morgan Stanley’s successors and assigns.

Each Fund set forth on Schedule A

(which may be amended from time to time)

attached hereto, in their individual capacity

(Name of Customer - Please Print)
(Signature) (Date)
(Name & Title - Please Print)

REPRESENTATIONS OF METAURUS ADVISORS LLC

The undersigned acknowledges that it has been designated as Customer’s agent and attorney-in-fact pursuant to the Discretionary Trading Authorization executed herewith. Capitalized terms used herein and not otherwise defined shall have the meanings set forth under the Commodity Futures Customer Agreement (the “Agreement”) executed herewith. In this regard, Metaurus Advisors LLC (“Metaurus”) hereby represents and warrants to Morgan Stanley & Co. LLC, which representations and warranties shall be deemed repeated on each day that a transaction in Contracts is open in the Account, as follows: (a) Metaurus is appropriately registered as a commodity pool operator with the CFTC and a member of the National Futures Association or exempt; and (b) if and to the extent required, Metaurus has provided and will continue to provide Customer with an explanation of the nature and risks of transactions to be executed for Customer’s Account under this Agreement; and (c) if required, Metaurus has provided Customer with a copy of its most recent CFTC Disclosure Document, or has provided Customer with a written explanation of the reason why it is not required to deliver a Disclosure Document to Customer. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the accompanying Commodity Futures Customer Agreement.

METAURUS ADVISORS LLC

By:______________________________________________

Title: ____________________________________________

Date: ____________________________________________

COMMODITY FUTURES CUSTOMER AGREEMENT

This Commodity Futures Customer Agreement, dated            , (“Agreement”) between Morgan Stanley & Co. LLC (“Morgan Stanley”) and each fund named on Annex A hereto, severally and not jointly, each (“Customer”), acting by and through Metaurus Advisors LLC designated by Customer to control trading in the Account (as defined below) (“Metaurus”), with Metaurus acting hereunder solely as agent for such Customer and not in a principal capacity, shall govern the purchase and sale by Morgan Stanley of commodity futures contracts, options thereon, foreign futures and options thereon and interests therein (in each case, as defined under Applicable Law, as defined below), and including, without limitation, exchange-for-physical, exchange-for-swap, exchange-for-risk, exchange-for-options or exchange-for-related-positions transactions (“EFRP transactions”, which shall be entered into by Customer in connection with creations and redemptions of interests in Customer), block trades, over-the-counter (“OTC”) derivative instruments, including cleared OTC derivatives and cleared swaps, approved under Applicable Law for trading or clearing on a designated contract market, swaps execution facility, derivatives clearing organization, exempt commercial market or foreign board of trade or foreign clearing organization and to the extent not governed by any other agreement between the parties, commodities delivered as a result of the settlement of any of the foregoing (collectively, “Contracts”) for the account and risk of Customer through one or more accounts, including reactivated and duplicate accounts, carried by Morgan Stanley or its affiliates on behalf and in the name of Customer (collectively, the “Account”). All transactions in Contracts hereunder are part of and constitute a single agreement between the parties. This Agreement shall be deemed to be a separate agreement between Morgan Stanley and each Customer, and no Customer shall be liable for the obligations of any other Customer.

1.	Applicable Law. The Account and all Contracts, transactions and agreements in respect of the Account shall be subject to the Commodity Exchange Act (“CEA”) and the rules, regulations, rulings, advisories, no-action letters and interpretations of the Commodity Futures Trading Commission (“CFTC”), the rules and by-laws of the National Futures Association (“NFA”), the rules and regulations and interpretations of any exchange, board of trade, contract market or clearing organization, other applicable U.S. federal and state law, as well as such local, non-U.S. law as may at any time be applicable to Customer, in force as of the date hereof and as amended from time to time hereafter, where any transaction in the Account is executed or cleared by Morgan Stanley or Morgan Stanley’s designated agents hereunder. All such laws, rules, regulations, rulings, advisories, interpretations and by-laws, as in effect from time to time, are hereinafter collectively referred to as “Applicable Law.”

2.

Customer’s and Advisor’s Representations and Warranties. At the time of entering into this Agreement and again upon the entry into any Contracts or transactions under this Agreement, Customer, or, as applicable, Metaurus, represents, warrants and covenants that (a) if Metaurus controls Customer’s transactions in the Account, Metaurus is duly authorized and empowered by Customer to enter into and perform Customer’s obligations hereunder on behalf of Customer; (b) if Customer is trading in the Account on its own behalf, Customer is duly authorized and empowered to enter into all obligations of Customer hereunder and all Contracts or transactions entered into pursuant to this Agreement, (c) if Metaurus controls Customer’s transactions in the Account and is executing this Agreement on Customer’s behalf, Customer has full right, power and authority to enter into this Agreement and into Contracts or transactions entered into pursuant to this Agreement and to do so through Metaurus’s agency (and all actions required to be taken by Customer and/or each of its agents to authorize the same and all other acts, conditions, and things required to be done, fulfilled or performed by it or them in relation thereto, have been done, fulfilled or performed) and Metaurus is authorized to execute this Agreement on behalf of Customer; (d) if Customer is executing this Agreement on its own behalf, Customer has full right, power and authority to enter into this Agreement and into Contracts or transactions entered into pursuant to this Agreement; (e) if Customer is a trustee entering into this Agreement on behalf of a trust, this Agreement is being entered into by such trustee in its capacity as trustee of such trust; (f) this Agreement is binding on Customer and enforceable against Customer in accordance with its terms; (g) Customer may lawfully establish and open the Account for the purpose of effecting purchases and sales of Contracts through Morgan Stanley; (h) performance of this Agreement and of transactions entered into pursuant to this Agreement by Customer will not violate any Applicable Law to which Customer is subject or any agreement to which Customer is subject or a party; (i) performance of this Agreement and of transactions entered into pursuant to this Agreement by Customer will comply with Customer’s Constitutive Documents (as defined below); (j) all of Customer’s (and, as applicable, Metaurus’s) information in the accompanying Account Application (which Application and the information contained therein is hereby incorporated into this Agreement) is true and correct in all material respects and Customer, or as applicable,

Metaurus, shall promptly notify Morgan Stanley of any material change in such information; (k) as of the date of the Agreement, Customer is solvent and its entering into Contracts or transactions under this Agreement will not cause it to become insolvent; (l) if Customer is domiciled or resident in any Province of Canada, Customer is a company or person, other than an individual, that is an “accredited investor” as defined in section 1.1 of National Instrument 45-106 — Prospectus and Registration Exemptions and a “permitted client” as defined in section 1.1 of National Instrument 31-103 – Registration Requirements and Exemptions; (m) if Customer is domiciled or resident in the Province of Québec, Canada, Customer is an “accredited counterparty” under Section 3 of the Québec Derivatives Act; (n) Customer is an “eligible contract participant” as defined under Section 1a(18) of the CEA; (o) if Customer enters into any OTC agricultural swap transaction for the purpose of clearing such transaction in the Account, Customer is and will remain during the term of any such transaction an eligible swap participant within the meaning of Rule 35.1(b)(2) of the rules of the CFTC (“CFTC Rules”); (p) if Customer is domiciled or resident in the Republic of Singapore, Customer is an institutional investor, accredited investor or an expert investor, each as defined in the Securities and Futures Act of Singapore (Cap 289); (q) if Metaurus controls Customer’s transactions in the Account, Metaurus is an “eligible account manager” within the meaning of CFTC Rule 1.35(b)(5) and, to the extent that Metaurus at any time allocates bunched orders post-execution to the Account in accordance with the provisions of CFTC Rule 1.35(b)(5), such allocations are “fair and equitable” within the meaning of CFTC Rule 1.35(b)(5); except as disclosed to Morgan Stanley in writing, Customer represents (which representations will be deemed to be repeated by it at all times until termination of this Agreement) that it is not (i) an employee benefit plan, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), subject to Title I of ERISA (an “ERISA Plan”) or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or Section 4975 of the Code (each a “Plan”, together with ERISA Plan, “Plans”), (ii) a person any of the assets of whom constitute assets of a Plan, or (iii) in connection with any Contract under this Agreement, a person acting on behalf of a Plan, or using the assets of a Plan. Customer agrees to provide notice to Morgan Stanley in the event that it is aware that it is in breach of any aspect of any of the foregoing representations or is aware that with the passing of time, giving of notice or expiry of any applicable grace period, it will breach any of the foregoing representations (“Notice”). For the purposes of this Section 2 of the Agreement, “Constitutive Documents” means: any (i) incorporating documents, including any articles of incorporation or unanimous shareholders’ agreement, (ii) partnership agreement, (iii) trust deed, agreement or declaration, (iv) by-laws, (v) plan documents, including any statement of investment policies and procedures, in the case of an employee benefit plan, pension plan or master trust in which the assets of a pension plan are invested, and (vi) prospectus or offering memorandum and annual information form, all as applicable, and as amended, replaced, or supplemented from time to time, together with any attachments, schedules, exhibits and documents incorporated by reference.

3.	Payment Obligations Of Customer. Customer shall pay Morgan Stanley upon demand (a) all brokerage charges, give-up fees, commissions and service fees as Morgan Stanley and Customer may from time to time agree (which may be memorialized in a written schedule of exchange commissions and fees, which written schedule is hereby incorporated by reference); (b) all exchange, clearing house, NFA or other regulatory fees or charges; (c) the amount necessary to hold Morgan Stanley harmless against all taxes, including interest, penalties and additions thereto (“Taxes”), and all contractual and other liabilities in respect of Taxes, arising in connection with the Account or Customer’s transactions hereunder including, for the avoidance of doubt, (i) any liability Morgan Stanley may have to a clearing house in respect of Taxes or to a taxing authority in respect of a payment to or from a clearing house and (ii) Taxes imposed on a payment made pursuant to this Section 3(c); (d) any debit balance or deficiency in the Account, including margin obligations in respect of the Account arising under Section 6(e) hereof; (e) interest on any debit balances or deficiencies in the Account and on any monies advanced to or on behalf of Customer, at rates agreed between the parties (which may be memorialized in a written interest schedule, which written schedule is hereby incorporated by reference); and (f) any other amounts owed by Customer to Morgan Stanley with respect to the Account or any transactions therein.

Customer agrees to compensate for, and hold Morgan Stanley and its affiliates, officers, employees, successors, assigns and agents harmless against any and all loss, liability, cost, damages, penalties, or Taxes (each a “Loss” and collectively “Losses”) arising out of or relating to Customer’s Account or any transaction therein, except in the case of Morgan Stanley’s gross negligence, fraud or willful misconduct. Morgan Stanley’s rights and protections under this paragraph shall survive the termination of any transaction in Contracts or this Agreement.

4.	Customer’s Events Of Default; Morgan Stanley’s Remedies.

(a)	Events of Default. As used herein, any of the following is an “Event of Default”:

(i)	the commencement of a proceeding under any bankruptcy, insolvency, arrangement or reorganization regime existing under Applicable Law or the institution of any other relief under applicable bankruptcy or insolvency law or other similar law affecting creditors’ rights; the filing or presentation of a petition for the appointment of a receiver by or against Customer or for the Customer’s winding up or liquidation; an assignment, arrangement or composition made by Customer with or for the benefit of creditors; Customer becomes insolvent or is unable to pay its debts as and when they mature or fails or makes an admission in writing that it is insolvent or is unable to pay its debts when they mature; or the suspension by Customer of its usual business or any material portion thereof, provided that a proceeding seeking a judgment of insolvency or bankruptcy against Customer that is instituted by a person other than Customer or an affiliate of Customer or a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over the Customer shall constitute an Event of Default hereunder only if, and at such time as, such proceeding results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or is not dismissed within 30 calendar days of being instituted;

(ii)	the issuance of any warrant or order of attachment against the Account or the levy of a judgment against the Account that this not not dismissed within 30 calendar days of being instituted;

(iii)	Customer (a) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (b) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (c) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, supervisor or similar official for it or for all or substantially all of its assets; (d) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 15 days thereafter; (e) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (i), (ii) or (iii) above or (f) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts;

(iv)	if Customer is an ERISA Plan or other pension fund (or administrator or trustee of such a plan, fund or master trust in which the fund assets are invested), (A) any step is taken by Customer, any governmental authority or body or regulator, or other person to terminate, wind-up or liquidate Customer, the fund or the plan, in whole or in part; (B) any event or condition occurs or exists that would entitle any court or regulator to require the termination, wind-up or liquidation of Customer, the fund or the plan, in whole or in part, or the termination or close-out of any Contract; (C) Customer is unable to pay benefits under the relevant employment or pension benefit plan when due; (D) Customer or any other person does anything or takes any action or step to merge, consolidate or combine the fund with any other pension fund or its assets, whereby assets are transferred from the fund or are to become available for the payment of any liabilities of the other fund without the consent of Morgan Stanley;

(v)

if Customer is a trust or investment fund, (A) any step is taken by Customer, any governmental authority or body or regulator, or other person to terminate, wind-up or liquidate Customer or the fund; (B) any event or condition occurs or exists that would entitle any court or regulator to require the termination, wind-up or liquidation of Customer or the fund or to issue a cease trade order in respect of Customer, in whole or in part, or the termination or close-out of any Contract; (C) Customer or any other person does anything or takes any action or step to merge, consolidate or combine the fund with any other fund or its assets, whereby assets are transferred from the fund or are to become available for the payment of any liabilities of the other fund without the consent of Morgan Stanley; or (D) the liabilities of the trust or investment fund exceed its realizable assets;

(vi)	if Customer is an insurance company, Customer (i) is subject to a corrective order or other order or directive, or has received a notice of regulatory or administrative action, relating to its financial condition, (ii) enters into an agreement with insurance regulatory officials or other authorities of any state or jurisdiction which requires Customer to take, or refrain from taking, any action or which otherwise affects Customer’s authority to do business in any state or ability to perform its obligations under this Agreement, (iii) is placed into receivership, including conservation, rehabilitation, supervision, liquidation or any similar proceeding, or (iv) is the subject of any proceeding or action by or on behalf of, an insurance regulatory authority or similar person or entity that could result in the suspension, non-renewal or revocation of Customer’s license or authority to transact business in any state or jurisdiction in which it does business;

(vii)	Customer is in default, or an event of default exists, with respect to any material obligation or liability (including the failure to make a payment on demand or to satisfy margin requirements) arising under any contract or agreement between Morgan Stanley, or any affiliate of Morgan Stanley, and such default results in a liquidation of, an acceleration of obligations under, or an early termination of, that contract or agreement;

(viii)	the failure by Customer after notice by Morgan Stanley to deposit or maintain margin or to pay required premiums in accordance with Section 6(e) hereof, or otherwise to make payments required by Section 3 hereof;

(ix)	[Deleted]

(x)	Customer breaches applicable position limits and fails promptly to remedy any such breach and if Morgan Stanley is aware of the breach then Morgan Stanley will use commercially reasonable efforts to notify the Customer of such breach;

(xi)	Customer is suspended from membership of, or participation in, any exchange, clearing house or self-regulatory organization, or suspended from dealings in Contracts by any government agency or self-regulatory organization, or by act of any judicial authority;

(xii)	any material representation or warranty or covenant made by Customer or Advisor to Morgan Stanley is or becomes untrue or inaccurate and if capable of being cured, Customer has not cured within two Business Days after the earlier of (i) Notice or (ii) receipt of notice thereof from Morgan Stanley; and

(xiii)	the failure by Customer to perform, in any material respect, its other obligations hereunder if such failure is not remedied within 2 Business Days after notice of such failure is given by Morgan Stanley to Customer; provided that, for the avoidance of doubt, the foregoing cure period shall not apply to any obligation hereunder to make a payment or delivery, or to any breach of applicable position limits.

If an Event of Default specified in clauses (i) through (vi) of the foregoing occurs then, subject to Applicable Law, all Contracts shall be deemed, as the context requires, cancelled, closed, liquidated, settled or terminated automatically on the date immediately preceding the date on which (i) the first steps or proceedings are initiated, (ii) the order, resolution, dissolution or attachment is made or (iii) the bankruptcy petition is presented, in each case without notice to the Customer and all sums due or to become due to Morgan Stanley shall become immediately due and payable.

(b)	Remedies. Upon the occurrence of an Event of Default, (including, without limitation, those described in clauses (i) through (vi)), Morgan Stanley shall provide written notice to Customer of such Event of Default and, after provision of such written notice (other than in respect to an event of default under clauses (i) through (vi), as to which exercise of remedies may be before such notice), Morgan Stanley shall have the right, in addition to any other remedy available to Morgan Stanley at law or equity, in its sole discretion and to (i) straddle or spread open positions in the Account; (ii) switch such positions to another month, commodity or exchange; (iii) close out such positions in whole or in part, or limit, condition or terminate the right of Customer to trade in the Account; (iv) buy, sell, transfer or otherwise liquidate any or all open Contracts held in or for the Account (including without limitation, through the making or taking of delivery, the use of exchange-for-physical, exchange-for-swap, exchange-for-risk, exchange-for-options or exchange-for-related-positions transactions, block trades, any associated cash transactions as broker or principal, office trades, or any other means), in whole or in part, free from any right of redemption; (v) set off or apply any or all cash margin held in or for the Account to any indebtedness owed by Customer to Morgan Stanley; (vi) sell any or all of the securities or other property of Customer held in or for the Account and to apply the proceeds thereof to any indebtedness owed by Customer to Morgan Stanley; (vii) borrow, buy or sell Contracts, securities or other property in or for the Account in connection with commercially reasonable efforts to mitigate, offset, hedge or otherwise manage risk incurred by Morgan Stanley or any affiliate of Morgan Stanley in connection with such Event of Default; (viii) cancel any unfilled orders for the purchase or sale of Contracts for the Account; (ix) execute office trade transfers of Contracts in accordance with applicable exchange rules; or (x) take such other or further actions Morgan Stanley that are reasonable to fulfil its unmet obligations with respect to the the Account and appropriate for its protection, all without demand for margin and without notice or advertisement and to the full extent permitted under Applicable Law. In implementing any action taken hereunder, Morgan Stanley may transact, in its sole discretion, with itself, any of its affiliates or any third party, or it may enlist the assistance of any its affiliates or any third party to implement such action on its behalf and, in each case, Customer shall remain liable for any resulting Losses (as defined in Section 3 hereof), which, for the avoidance of doubt, shall include any loss incurred by Morgan Stanley or any affiliate of Morgan Stanley in connection with commercially reasonable efforts to mitigate, offset, hedge or otherwise manage risk in connection with any action taken hereunder. Notwithstanding the foregoing, with respect to Customers that are ERISA Plans or otherwise subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Internal Revenue Code, any such transactions may be entered into only to the extent that such transactions are not prohibited thereunder. In the event Morgan Stanley’s position would not be jeopardized thereby, Morgan Stanley will make commercially reasonable efforts under the circumstances to notify Customer prior to exercising remedies hereunder. A prior demand or margin call of any kind from Morgan Stanley or prior notice from Morgan Stanley shall not be considered a waiver of Morgan Stanley’s right to take any action without notice or demand. In the event Morgan Stanley exercises any remedies available to it under this Agreement after an Event of Default as described above, Customer shall reimburse, compensate and indemnify Morgan Stanley for any and all Losses that Morgan Stanley may incur, including reasonable attorneys’ fees actually incurred in connection with the exercise of its remedies and the recovery of any such Losses except to the extent such Losses resulted from Morgan Stanley’s gross negligence, fraud or willful misconduct.

(c)

Set-off and Netting Rights. Upon the occurrence of an Event of Default or termination of this Agreement in accordance with Section 7 hereof, Morgan Stanley shall have the right, at any time and from time to time, to net and set off Morgan Stanley’s obligations owed to Customer against the obligations of Customer to Morgan Stanley and to foreclose on any Collateral (as defined below) for the purpose of satisfying the obligations of Customer to Morgan Stanley and, for this purpose, may convert one currency into another at the rate of exchange determined by Morgan Stanley on the basis of the then prevailing rates of exchange for such currencies. Any such netting and set-off will automatically satisfy and discharge Morgan Stanley’s obligations to Customer and, to the extent any such obligation to Customer exceeds the sum or obligation to be set off and net against, such original obligation to Customer will be novated and replaced by an obligation to pay Customer only the excess of the original obligation over the original obligation set off and net against. Customer authorizes Morgan Stanley, on behalf of and in the name of

Customer, to do all such acts and to execute all such documents as may be required to give effect to Morgan Stanley’s set-off and close-out netting rights hereunder. For the avoidance of doubt, this Section 4(c) is intended to effect a close-out netting mechanism that will result upon an Event of Default or termination in a single payment obligation owed by one party to another. For the purposes of this Section 4(c), (i) “obligation” means: any obligation or liability (subject to Section 5 hereof) of a party arising at any time (whether or not mature or contingent and whether or not arising under this Agreement and whether or not such sum or obligation is then due and payable), related to any transaction in any financial instrument or asset under or in connection with any agreement, including any payment, repayment or delivery obligation, any obligation relating to any extension of credit or to pay damages and any legal and other expenses incurred in connection with the enforcement of a party’s rights under any such transaction or agreement; and (ii) “Morgan Stanley” includes Morgan Stanley & Co. LLC and any of its affiliates.

5.	Limitation Of Liability. Except to the extent of its gross negligence, fraud or willful misconduct Morgan Stanley shall not be liable for any Losses incurred by Customer in connection with or arising out of this Agreement, transactions in or for Customer’s Account or any actions taken or omitted to be taken by Morgan Stanley at the request or direction of Customer, including, for the avoidance of doubt, any Losses relating to the failure of any clearing house, executing broker, clearing broker, custodian or other intermediary to perform its obligations in connection with any transaction by Customer. Customer agrees and acknowledges that Morgan Stanley may, in its reasonable discretion, retain independent vendors to perform certain services and functions (including, without limitation, services and functions relating to Morgan Stanley’s obligations as a registered futures commission merchant under Applicable Law) relating to Customer’s transactions under this Agreement.

6.	General Agreements. The parties agree that:

(a)	Morgan Stanley’s Responsibility. Morgan Stanley is not acting as a fiduciary, foundation manager, commodity pool operator, commodity trading advisor or investment adviser in respect of any Account opened by Customer. Morgan Stanley is not acting hereunder as a municipal advisor within the meaning of Section 975 of the Dodd-Frank Wall Street Reform & Consumer Protection Act. Customer is acting for its own account and has made its own independent decisions to effect transactions in Contracts and as to whether each transaction is prudent or appropriate for it based on Customer’s own judgment and upon advice from such advisors as it has deemed necessary. Customer is solely responsible for any trading decisions including order-routing decisions made by Customer. Customer is solely responsible for monitoring adherence by its employees to internal trading controls and restrictions designed to ensure that persons with trading access to or control of the Account are authorized by Customer. Morgan Stanley does not make any recommendation as to where such orders should be executed and does not undertake to notify Customer of price improvement opportunities or more advantageous execution quality at particular exchange venues. Morgan Stanley shall have no responsibility hereunder for compliance with any law or regulation governing the conduct of fiduciaries, foundation managers, commodity pool operators, commodity trading advisors or investment advisers.

Without limitation of the foregoing, if Customer is an investment company registered under the Investment Company Act of 1940, the following provisions shall apply to the custody by Morgan Stanley of Customer funds, collateral and other property deposited with Morgan Stanley for the purpose of margining, guaranteeing or securing Customer’s futures and foreign futures: (i) Morgan Stanley shall comply with the segregation requirements of section 4d(2) of the Commodity Exchange Act (“CEA”) (7 U.S.C. 6d(2)) and the rules thereunder (17 CFR Chapter 1) or, if applicable, the secured amount requirements of rule 30.7 under the Commodity Exchange Act (17 CFR 30.7); (ii) Morgan Stanley, as appropriate to Customer’s transactions and in accordance with the CEA (7 U.S.C. 1 through 25) and the rules and regulations thereunder (including 17 CFR part 30), may place and maintain the Customer’s assets to effect Customer’s transactions with another futures commission merchant, a clearing organization, a U.S. or foreign bank, or a member of a foreign board of trade, and shall obtain an acknowledgment, as required under rules 1.20(a) or 30.7(c) (as applicable) under the CEA 17 CFR 1.20(a) or 30.7(c), as applicable, that such assets are held on behalf of Morgan Stanley’s customers in accordance with the provisions of the CEA; (iii) Morgan Stanley shall promptly furnish copies of or extracts from Morgan Stanley’s records or such other information pertaining to Customer’s assets as the Securities and Exchange Commission through its employees or agents may request; (iv) Any gains on Customer’s transactions hereunder, other than de minimis amounts, may be maintained with Morgan Stanley only until the next Business Day following receipt by Morgan Stanley on Customer’s behalf; (v) If the custodial arrangement under this Agreement no longer meets the requirements of this section 6(a), Customer shall withdraw its assets from Morgan Stanley as soon as reasonably practicable.

In addition, if Customer is an investment company registered under the Investment Company Act of 1940, the following provisions shall apply to the custody by Morgan Stanley of Customer funds, collateral and other property deposited with Morgan Stanley for the purpose of margining, guaranteeing or securing Customer’s cleared swaps: (i) Morgan Stanley shall comply with the requirements under Section 4d(f) of the CEA relating to the separate treatment of customer cleared swaps funds and property, the rules of the derivatives clearing organization on which such swaps are cleared and the CFTC segregation rules for swap collateral (i.e., legal segregation with operational commingling), under Part 22 of the CFTC’s Regulations, specifying the substantive requirements for the treatment of cleared over-the-counter derivatives in the Customer’s cleared swaps Account and the cleared swaps account class prior to any bankruptcy; (ii) Morgan Stanley may place and maintain Customer’s assets as appropriate to effect Customer’s cleared swap transactions in accordance with the CEA and the CFTC’s rules thereunder, and will obtain an acknowledgement, to the extent required under CFTC Rules 22.5 and 1.20(a), that such assets are held on behalf of Morgan Stanley’s customers in accordance with the provisions of the CEA; (iii) Morgan Stanley will promptly furnish copies of or extracts from its records or such other information pertaining to Customer’s assets as the Securities and Exchange Commission through its employees or agents may request; any gains on Customer’s cleared swap transactions, other than de minimis amounts, may be maintained with Morgan Stanley only until the next Business Day following receipt; and (iv) Customer may withdraw its cleared swap assets from Morgan Stanley as soon as reasonably practicable if the custodial arrangement hereunder relating to cleared swaps no longer meets the requirements of Rule 17f-6 under the Investment Company Act, 17 CFR 270.17f-6, as applicable.

(b)	Advice. All advice communicated by Morgan Stanley with respect to the Account or transactions effected by Customer hereunder is incidental to the conduct of Morgan Stanley’s business as an FCM and such advice shall not serve as the primary basis for any decision made by or on behalf of Customer. Morgan Stanley shall have no discretionary authority, power or control over any decisions made by or on behalf of Customer in respect of the Account, regardless of whether Customer relies on the advice of Morgan Stanley in making any such decision. Customer acknowledges that Morgan Stanley and its directors, officers, employees and affiliates may from time to time take or hold positions in, or advise other customers concerning, Contracts that are from time to time the subject of advice from Morgan Stanley to Customer and such positions or advice may be inconsistent with or contrary to positions of, and the advice given by, Morgan Stanley to Customer.

(c)	Recording. Each party may record, on tape or otherwise, any telephone conversation between Morgan Stanley and Customer involving their respective directors, officers, employees or other agents, and each party hereby agrees and consents thereto.

(d)	Acceptance of Orders; Position Limits.

(i)	Morgan Stanley shall have the right to limit the size of open positions (net or gross) of Customer with respect to the Account at any time and to refuse acceptance of orders to establish new positions, without regard to whether such refusal or limitation is required by, or based on position limits imposed under, Applicable Law, provided, however, Morgan Stanley shall not be entitled to refuse to accept Risk-reducing Transactions (as defined below). Morgan Stanley shall promptly notify Customer of its rejection of any order. To the extent permitted by Applicable Law, Morgan Stanley is authorized to combine orders for Customer’s Account with orders for other customers. Unless specified by Customer, Morgan Stanley may designate the exchange or other markets (including, without limitation, an exchange’s electronic trading platform) on or through which it will attempt to execute orders.

“Risk-reducing Transactions” means, one or more transactions effected in Customer’s Account which reduce the risk of the Customer’s open positions (or portions thereof), as determined by Morgan Stanley in its reasonable discretion.

(ii) Customer shall, in connection with transactions in Contracts hereunder, provide Morgan Stanley with such information as Morgan Stanley may from time to time reasonably request in connection with regulatory inquiries relating to any such transactions.

(e)	Original and Variation Margin; Premiums; Other Contract Obligations. Customer shall perform all obligations attendant to transactions in Contracts for the Account and shall make, or cause to be made, all applicable original margin, variation margin, intra-day margin and premium payments, in such amount, form and subject to such valuation mechanics, as may be required by Applicable Law or by Morgan Stanley. Requests for margin deposits and/or premium payments may, at Morgan Stanley’s election, be communicated to Customer orally, telephonically or in writing. For the avoidance of doubt, a statement of margin or premium due set forth on Customer’s daily confirmation of trading activity shall constitute a demand for such margin or premium for the purposes of this Section 6(e). Customer margin deposits and/or premium payments shall be made by wire transfer in accordance with Morgan Stanley’s instructions to Customer’s segregated account, secured amount account or cleared swap account, as required under Applicable Law, and shall be in U.S. dollars unless Morgan Stanley agrees otherwise in writing.

If Customer receives a request for margin deposits and/or premium payments before 12:00 p.m. (New York Time) on any Business Day, then Customer shall deposit such margin deposits and/or premium payments with Morgan Stanley pursuant to this section by no later than 6:00 p.m. (New York Time) on the same Business Day; if Customer receives a request for margin deposits and/or premium payments after 12:00 p.m. (New York Time) on any Business Day, then Customer shall deposit such margin deposits and/or premium payments with Morgan Stanley pursuant to this section by no later than 10:00 a.m. (New York Time) on the next Business Day.

Notwithstanding any other provision herein, failure by the Customer to deposit or maintain margin, to pay required premiums in accordance with Section 6(e) of the Agreement, or to make any payments required by Section 3 of the Agreement (any such payment, the “Required Payment”), shall not constitute an Event of Default if, prior to the time that the Required Payment is due and prior to Morgan Stanley’s exercise of its remedies hereunder (i) the Customer promptly provides notification, which may be verbal if followed no later than the next Business Day in writing, to Morgan Stanley of the existence of a delay of an administrative nature in satisfying the Required Payment; (ii) the Customer promptly demonstrates to Morgan Stanley’s reasonable satisfaction that the Customer has sufficient cash or margin excess at another prime broker, bank or custodian to meet the Required Payment and such cash or margin excess is beneficially owned by the Customer and not otherwise required to be pledged or encumbered; (iii) the Customer promptly provides written evidence to Morgan Stanley’s reasonable satisfaction that the Customer has directed the payment of such cash or margin excess to Morgan Stanley and that the other prime broker, bank or custodian has agreed to make such payment to Morgan Stanley on the Customer’s behalf; and (iv) the continuance of the related extension of credit to the Customer would not, in Morgan Stanley’s reasonable judgment, violate Applicable Law. If sub-clauses (i) through (iv) above are satisfied and remain satisfied at all times prior to Morgan Stanley’s receipt of the Required Payment in full, Morgan Stanley shall refrain from exercising its remedies hereunder until 24 hours after Morgan Stanley’s receipt of the notification referenced in sub-clause (i) above or on the next succeeding Business Day at the same time if such 24-hour period does not fall on a Business Day.

In connection with any Customer instruction at any time to Morgan Stanley to (i) satisfy any margin requirement arising under this Section 6(e) of this Agreement by means of a transfer of available funds or securities held in a Morgan Stanley securities margin account or (ii) transfer available excess equity out of the Account to any such securities margin account, Customer acknowledges and agrees that funds and Collateral (as defined below) carried in and for the Account, as well as all Contracts carried in and for the Account (I) are not subject to or afforded protection under Securities and Exchange Commission (“SEC”) Rules 8c-1, 15c2-1, 15c3-2 or 15c3-3 and (II) in the event of Morgan Stanley’s bankruptcy or insolvency, will not be afforded protection under the Securities Investor Protection Act of 1970, as amended (“SIPA”), except and only to the extent that the commodity broker liquidation provisions of chapter 7 of title 11 of the United States Code and Part 190 of the CFTC Regulations may apply in the context of a liquidation proceeding under SIPA.

(f)	Security Interest and Rights Respecting Collateral.

(i)	Customer hereby assigns, pledges and transfers to Morgan Stanley and grants to Morgan Stanley, and to any of its affiliates that may from time to time hold Contracts or Collateral for or on behalf of Customer in connection with the execution or clearing of any transaction in such Contracts or settlement or custody of such Collateral, a security interest in and continuing, unencumbered first priority lien on all of Customer’s right, title and interest in (a) the Account and all assets (including security entitlements, commodity contracts, financial assets, proceeds, and investment property (each as defined in the New York Uniform Commercial Code (“UCC”)) credited thereto, including assets held by any clearing organization or other any other intermediary in respect of Contracts, as well as other property of Customer (including any securities accounts, commodity accounts, security entitlements, commodity contracts, financial assets and investment property (each as defined in the UCC)) held in respect of Contracts by or for Morgan Stanley, any clearing organization or any intermediary acting for Morgan Stanley in connection with any transaction in Contracts; and (b) Customer’s Contracts and all rights to payment thereunder (collectively, the “Collateral”). The foregoing grant of security secures, to the extent permissible by Applicable Law, all obligations of Customer now or hereafter owing to Morgan Stanley or its affiliates, as applicable, including, without limitation, all Losses incurred by Morgan Stanley in connection with the enforcement of this Agreement and the security interest created hereunder. Customer hereby represents and warrants to Morgan Stanley that Customer owns the Collateral free and clear of all liens, claims, charges and encumbrances, and has the full power and authority to pledge the Collateral to Morgan Stanley pursuant to the terms of this Section 6(f)(i). Upon the occurrence of an Event of Default and notice to Customer by Morgan Stanley, Morgan Stanley shall have and may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it pursuant to Applicable Law, at law or in equity, all the rights and remedies of a secured party upon default under Applicable Law, including but not limited to the UCC, whether or not the UCC applies to the affected Collateral, to the fullest extent permitted under Applicable Law. Customer agrees to execute any documents reasonably required by Morgan Stanley for the perfection or negotiation of such general lien or security interest. Customer and Morgan Stanley agree that Morgan Stanley’s use of the Collateral shall at all times be subject to and in accordance with Applicable Law.

(ii)	If Customer is resident of or domiciled in, or if any of the Collateral is subject to Applicable Law of, any jurisdiction in which a security interest in the Collateral cannot be created solely by means of Customer’s pledge of such Collateral to Morgan Stanley (or any jurisdiction in which the security interest arising under such a pledge would require local registration in order to be perfected), then the parties agree that, with respect to such a jurisdiction, all right, title and interest in and to the Collateral shall vest via transfer of title in Morgan Stanley free and clear of any liens, claims, charges or encumbrances or any other interest of Customer or of any third party (other than a lien routinely imposed on all securities in a relevant clearance system).

(g)	Québec Charge. This section applies only with respect to security interests if their validity is governed by the laws of the Province of Québec. Customer hereby hypothecates the Collateral in favor of Morgan Stanley for the amount of CAD 1,000,000,000.00, with interest thereon from the date of this Agreement at a rate to be determined in accordance with this Agreement and the requirements of the Civil Code of Québec, as security for all present and future obligations of Customer which are also stated as being secured by the security interest granted in Section 6(f)(i) hereof. The said stated amount of the hypothec is set forth solely for the purpose of ensuring compliance with the requirements of the Civil Code of Québec, and does not represent the amount of the indebtedness of Customer secured by the hypothec from time to time nor the amount of any credit available to Customer.

(h)	Reports and Objections. Daily confirmations of transactions in Contracts for the Account shall be submitted to Customer and absent manifest error shall be conclusive and binding on Customer unless Customer notifies Morgan Stanley of any objection thereto prior to the opening of trading on the contract market or trading facility on which such transaction occurred on the Business Day following the day on which Customer receives such Statement; provided that, with respect to monthly statements, Customer may notify Morgan Stanley of any objection thereto within five Business Days after receipt of such monthly Statement. Any such notice of objection, if given orally to Morgan Stanley, shall be promptly confirmed in writing by Customer.

(i)	Delivery Procedures; Options Allocation Procedure.

(i)	Customer shall provide Morgan Stanley with instructions to liquidate Contracts previously established by Customer, to make or take delivery under any such Contracts; to exercise options entered into by Customer; or, with respect to Contracts that are cleared credit default swaps, to exercise rights relating to credit events in respect of such Contracts in the relevant trade information systems of the relevant clearing house or clearing organization, in each case, within such time limits as may be reasonably specified by Morgan Stanley. Morgan Stanley shall have no responsibility to take any action on behalf of Customer or positions in the Account unless and until Morgan Stanley receives oral or written instructions reasonably acceptable to Morgan Stanley. Morgan Stanley’s obligation hereunder to make or take delivery for the Account in respect of any physically-settled Contract shall at all times be subject to such modifications, restrictions and limitations as Morgan Stanley may from time to time prescribe upon notice to Customer. Funds sufficient to take delivery pursuant to any such Contract or deliverable grade commodities eligible under Applicable Law for the purpose of effecting delivery pursuant to such Contract must be delivered to Morgan Stanley at such time and in accordance with such procedures as Morgan Stanley may reasonably require in connection with any such delivery.

(ii)	Short option Contracts may be subject to exercise at any time. Exercise notices received by Morgan Stanley from the applicable contract market with respect to option Contracts sold by Customer may be allocated to Customer pursuant to a random allocation procedure, and Customer shall be bound by any such allocation of exercise notices. In the event of any allocation to Customer, unless Morgan Stanley has received prior, timely instructions from Customer, Morgan Stanley’s sole responsibility shall be to use its best efforts to notify Customer of such allocation.

(iii)	If Customer fails to comply with any of the foregoing obligations or any modification, restriction or limitation that Morgan Stanley may at any time prescribe in connection with an obligation to make or take delivery for the Account on a physically-settled Contract, Morgan Stanley may liquidate any open positions, make or take delivery of any commodities or instruments, or exercise or allow the expiration of any options or rights, in such manner and on such terms as Morgan Stanley deems necessary or appropriate, and Customer shall indemnify and hold Morgan Stanley harmless as a result of any action taken or not taken by Morgan Stanley in connection therewith or pursuant to Customer’s instructions.

(j)	Financial and Other Information. Customer shall provide to Morgan Stanley such financial information regarding Customer as Morgan Stanley may from time to time reasonably request. Customer shall notify Morgan Stanley promptly if the financial condition of Customer changes materially and adversely from that shown in the most recent financial information theretofore provided to Morgan Stanley. An investigation may be conducted pertaining to Customer’s credit standing and business.

(k)	Cross-Trade Consent. Customer hereby acknowledges and agrees that Morgan Stanley and its affiliates, officers, employees, successors, assigns, or agents, including floor brokers acting on Morgan Stanley’s behalf, may in connection with any transaction in Contracts for the Account take the other side of such transaction, subject to the transaction being executed at the prevailing price and in accordance with Applicable Law.

(l)	Authorization to Transfer Funds.

(i)	Customer hereby authorizes Morgan Stanley, upon specific, written instructions of Customer or Customer’s duly authorized Advisor and in accordance with Applicable Law and Morgan Stanley’s operational procedures and controls, to transfer funds, securities or other propertyfrom an account maintained by the Customer to any other account of Customer maintained by Morgan Stanley or any of its affiliates in connection with and for the sole purpose of executing, clearing and settling transactions in respect of Contracts under this Agreement and in accordance with such instructions (which, for the avoidance of doubt, may include transfers of available excess equity in one account to another account, in accordance with Customer’s standing written instructions).

(ii)	Customer may from time to time elect to establish collateral transfer services whereby, in order to satisfy its payment obligations under this Agreement (as well as Morgan Stanley’s return of excess equity accruing in respect of Customer’s open positions in Contracts), including without limitation its obligation to satisfy margin and premium obligations arising in connection with its transactions in Contracts under this Agreement, Customer deposits cash, securities or other property in one Morgan Stanley account, which may include (i) a prime brokerage or other securities account, (ii) an OTC swaps or security-based swaps account, or (iii) a segregated account under section 4d(a) of the CEA and CFTC Rule 1.20, a secured amount account under CFTC Rule 30.7 or a cleared swaps account under section 4d(f) of the CEA, pursuant to standing instructions to effect such transfers (including returns) of such cash, securities or other property to (or from) a second account in connection with a margin, premium or other payment obligation (or accrual of excess equity) arising in such second account (any such collateral transfer arrangement, an “Auto-Sweep Service”). In connection with any such Auto-Sweep Service, Customer hereby authorizes Morgan Stanley, in its sole and absolute discretion and without prior notice to Customer, to transfer any funds, securities or other property from any account maintained by Customer with Morgan Stanley to any other account of Customer maintained by Morgan Stanley or any of its affiliates, in each case without prior notice or any further consent from Customer. Transfers effected pursuant to the Auto-Sweep Service may include transfers to or from any securities account of Customer from or to any commodity account of Customer (unless prohibited by Applicable Law), as well as transfers between and among Customer’s segregated, secured amount and sequestered or cleared swap accounts, consistent with and to the extent permitted under Applicable Law. Morgan Stanley shall promptly (and no later than within one Business Day) confirm in writing each transfer of funds, securities, commodities or other property pursuant hereto. Customer hereby reserves the right to revoke the authorization set forth in this section 6(l)(ii), provided that any such revocation shall be in writing and effective upon no less than five (5) Business Days notice to Morgan Stanley.

(m)	Give Up Transactions. Absent a separate written agreement with Customer with respect to give-up transactions, Morgan Stanley, in its sole discretion, may, but shall not be obligated to, accept from other brokers Contracts executed by such brokers and to be given up to Morgan Stanley for clearance or carrying in any Account.

7.	Termination. This Agreement may be terminated on 90 days notice at any time by Customer or Morgan Stanley by written notice to the other. In the event of such notice, and subject to Section 6(d) hereof, Customer shall either close out open positions in the Account or arrange for such open positions to be transferred to another FCM. Upon satisfaction by Customer of all payments and other current obligations outstanding with respect to any transaction in Contracts, Morgan Stanley shall transfer to another FCM all Contracts, if any, then held for the Account, and shall transfer to Customer or to another FCM, as Customer may instruct, all cash, securities and other property held in the Account, whereupon this Agreement shall terminate. Termination of this Agreement shall not release any party from any liability or obligation incurred or arising from activities prior to such termination.

8.	Acknowledgements re Securities Transfer Act and the New York UCC. For purposes of the Securities Transfer Act as implemented under the laws of an applicable Canadian province, the Personal Property Security Act of an applicable province, Articles 8 and 9 of the New York Uniform Commercial Code and any similar legislation in any other applicable jurisdiction (a) the jurisdiction of Morgan Stanley as securities intermediary or commodity intermediary with respect to the Account and the Contracts is New York, (b) the Account is a “securities account,” a “futures account” and a “commodity account” and (c) any property of any nature whatsoever credited or receivable to the Account is a “financial asset” and “investment property.”

9.	Eligible Financial Contract. This Agreement, including the security interest granted by this Agreement, and any Contract, are “eligible financial contracts” within the meaning of the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-up and Restructuring Act (Canada) and the Payment Clearing and Settlement Act (Canada). Customer represents that it is a “financial institution” for the purposes of the Payment Clearing and Settlement Act (Canada).

10.	Miscellaneous.

(a)	Severability. If any provision of this Agreement is or becomes inconsistent with Applicable Law, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Agreement will continue and remain in full force and effect. To the extent that this Agreement is not enforceable as to any Contract, this Agreement shall remain in full force and effect and be enforceable in accordance with its terms as to all other Contracts. To the extent this Agreement contains any provision which is inconsistent with provisions in any other Contract or agreement between the parties, or of which Customer is a beneficiary, the provisions of this Agreement shall control with respect to transactions contemplated hereunder.

(b)	Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties and their successors. In the event that Morgan Stanley (i) merges with another entity, or (ii) ceases to be a FCM or (iii) is required by Applicable Law to transfer its Customer accounts to another FCM, Morgan Stanley shall have the right to transfer or assign this Agreement (and thereby the Account) to any successor entity or to another properly registered FCM, provided that Morgan Stanley shall, in accordance with the provisions of CFTC Rule 1.65, provide Customer with prior written notice of, and a reasonable opportunity to object to, any such transfer or assignment.

(c)	Independent Investment Adviser. If trading in the Account is controlled by Metaurus, Customer hereby appoints such Metaurus as Customer’s agent for the purpose of receiving all communications, notices and requests for instructions related to this Agreement and the transactions effectuated pursuant to this Agreement, including, without limitation, margin calls and any trading information or advice (subject to Section 6(b) hereof). Metaurus is authorized to access and use electronic services, facilities and information provided electronically, including but not limited to Electronic Trading Services (as defined herein), and on behalf of Customer, to agree to the terms and conditions regarding such use and to enter into agreements relating to Electronic Trading Services. Customer hereby agrees to indemnify and hold Morgan Stanley harmless from and to pay Morgan Stanley promptly on demand any and all Losses arising from Morgan Stanley’s reliance on any communication, notice or instruction of Metaurus until Morgan Stanley receives written notice of Customer’s revocation thereof; and termination of the appointment of Metaurus shall not affect any liability in any way resulting from transactions initiated prior to such termination. This indemnity is in addition to (and in no way limits or restricts) any rights which Morgan Stanley may have under this Agreement and any other agreement or agreements between Morgan Stanley and Customer. Nothing in this Section 10(c) shall relieve Customer of any of its obligations under this Agreement.

(d)	Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes any prior oral and written agreements between the parties as to the subject matter hereof. No provision of this Agreement shall in any respect be waived, altered, modified, or amended unless such waiver, alteration, modification or amendment is signed by the party against whom such waiver, alteration, modification or amendment is to be enforced.

(e)	Currency Denomination. Unless another currency is designated in the confirmations reporting transactions entered into by Customer, all margin deposits in connection with such transactions, and a debit or credit in the Account, shall be stated in United States dollars. By placing an order in a Contract settled in a particular currency (the “Contract Currency”), Customer agrees that Morgan Stanley shall convert to the Contract Currency available funds sufficient to meet the applicable margin requirement. Any such conversion of currency shall be at a rate of exchange determined by Morgan Stanley on the basis of the then prevailing rates of exchange for such currencies. Customer shall bear all risk and cost relating to the conversion of currencies incident to transactions in Contracts effected on behalf of Customer. Customer understands and acknowledges that accruals from trades in Contracts that are priced and settled in a Contract Currency other than United States dollars will be held in Customer’s account in such non-United States dollar Contract Currency and, except upon an Event of Default, will not be converted to United States dollars except in connection with a spot foreign exchange transaction executed between Customer and a foreign exchange dealer designated by Customer for that purpose. Customer agrees that (i) the conversion of currencies in any such spot foreign exchange transaction under this Agreement shall be undertaken solely in connection with transactions in Contracts hereunder; (ii) any such spot foreign exchange transaction shall be a Contract for purposes of this Agreement; and (iii) Customer shall not effect foreign currency forwards or swap transactions in or for the Account (other than in connection with an exchange-for-related-position transaction in compliance with applicable exchange rules).

(f)	Permitted Investments Using Customer Collateral

(i)	Morgan Stanley’s use of cash, securities or other property deposited by Customer (“Futures Customer Collateral”) for the purpose of margining, guaranteeing and securing futures held by Morgan Stanley in and for the Account shall be in accordance with the requirements of Section 4d(a) of the CEA and at all times subject to and in accordance with Applicable Law. The parties agree and acknowledge that Section 1.25 of the CFTC Rules, as amended from time to time (“CFTC 1.25”), sets forth certain requirements and conditions under which Morgan Stanley may engage in “permitted investments,” as defined thereunder, using Futures Customer Collateral.

(ii)	Morgan Stanley hereby relinquishes its right under Applicable Law and CFTC 1.25 to engage in permitted investments using Futures Customer Collateral. Morgan Stanley further represents, warrants and covenants, which representation, warranty and covenant shall be deemed repeated on each day that a transaction in Contracts is open in the Account, that it shall not at any time engage in any such permitted investment using Futures Customer Collateral.

(iii)

The parties agree that Morgan Stanley may from time to time, in accordance with and at all times subject to the requirements of Applicable Law, deposit Futures Customer Collateral in the form of cash (such cash, when commingled in accordance with the requirements of Applicable Law with the cash of other Morgan Stanley customers, “Futures Customer Cash”) with permitted depositories under arrangements that result in the payment of interest to Morgan Stanley in its capacity as a futures commission merchant with custody of such Futures Customer Cash. Morgan Stanley hereby undertakes to remit any such interest payments to Customer, in a commercially reasonable manner and on a pro rata basis, to the extent of

Customer’s percentage share of Morgan Stanley’s total Futures Customer Cash. Notwithstanding the terms of any fee schedule between Morgan Stanley and Customer to the contrary (“Fee Schedule”), the parties agree that in the event that the pro rata remittance of interest payable hereunder on customer cash is negative for any currency (as a result of the assessment of negative rates applicable to such currency on customer cash balances held by permitted depositories), Customer shall remit any such negative balance to Morgan Stanley in accordance with the payment terms of the relevant Fee Schedule.

(g)	Instructions, Notices or Communications. Except as specifically otherwise provided in this Agreement, all instructions, notices or other communications may be oral or written (and for the avoidance of doubt, notification by facsimile or email to a fax number or email address provided by either party to the other for such purpose shall be deemed written notice). Customer hereby waives any defense that such instruction, notice, or communication was not in writing. All oral instructions, unless custom and usage of trade dictate otherwise, shall be promptly confirmed in writing. All written instructions, notices or other communications shall be addressed as follows:

(i)	if to Morgan Stanley:

Morgan Stanley & Co. LLC

One New York Plaza, 7th Floor

New York, New York 10004

Attention: Listed Derivatives Operations Manager

(ii)	if to Customer, at the address (including email addresses) as indicated on the Commodity Futures Account Application.

In addition, the parties may agree from time to time to provide and receive written notice by electronic means for such purposes hereunder as they may agree and using email addresses that they mutually agree to use for such purposes. Except as otherwise provided in this Agreement, notices shall be effective (1) if delivered by hand, on the date and at the time of delivery; (2) if sent by express mail service, on the date and at the time of delivery as evidenced by a confirmation from the relevant express mail services; and (3) if transmitted by facsimile or electronic means, on the date and at the time of transmission.

(h)	Rights and Remedies Cumulative. All rights and remedies arising under this Agreement as amended and modified from time to time are cumulative and not exclusive of any rights or remedies which may be available at law or otherwise.

(i)	No Waiver. Neither party’s failure to exercise, delay in exercising, or partial exercise of any contractual right under this or any other agreement, for Contracts or any other product, on any occasion or series of occasions is or implies waiver of any contractual right under any course of dealing theory or otherwise, and does not preclude any other future exercise, delayed exercise or partial exercise of any contractual right hereunder.

(j)	Applicable Law and Enforceability. THIS AGREEMENT, ANY CONTRACT, THEIR ENFORCEMENT AND ANY DISPUTE BETWEEN MORGAN STANLEY AND CUSTOMER, WHETHER ARISING OUT OF OR RELATING TO CUSTOMER’S ACCOUNT OR OTHERWISE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAW RULES.

(k)

Jurisdiction. ANY LITIGATION WITH RESPECT TO CONTROVERSIES ARISING OUT OF OR RELATING TO THIS AGREEMENT MUST BE INSTITUTED IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND THE APPELLATE COURTS THEREFROM. CUSTOMER IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF EITHER OF THOSE COURTS.TO THE EXTENT THAT IN ANY

JURISDICTION ANY PARTY MAY NOW OR HEREAFTER BE ENTITLED TO CLAIM, FOR ITSELF OR ITS ASSETS, IMMUNITY FROM SUIT, EXECUTION, ATTACHMENT (BEFORE OR AFTER JUDGMENT) OR OTHER LEGAL PROCESS, EACH PARTY HERETO IRREVOCABLY AGREES NOT TO CLAIM, AND IT HEREBY WAIVES, SUCH IMMUNITY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION ON THE GROUND OF VENUE, FORUM NON CONVENIENS OR ANY SIMILAR GROUNDS.

(l)	Waiver of Jury Trial. CUSTOMER AND MORGAN STANLEY EACH HEREBY WAIVES A TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION IN CONNECTION THEREWITH.

(m)	Equivalency Clause. For purposes of disclosure pursuant to the Interest Act (Canada), the annual rate of interest which is equivalent to any rate of interest provided for in this Agreement which is to be calculated on any basis other than a full calendar year may be determined by multiplying such rate of interest (expressed as a percentage) by a fraction, the numerator of which is the number of days in the calendar year and the denominator of which is the number of days comprising such other basis.

(n)	Language of Documentation. The parties hereto have required that this Agreement, and all documents and notices related thereto and/or resulting therefrom be drawn up in English. Les parties aux présentes ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent et/ou en découlent soient redigés en langue anglaise.

(o)	Business Day. For purposes of this Agreement, “Business Day” shall mean any day on which, in respect of any transaction in Contracts for the Account, exchanges, trading facilities or clearing houses in the United States are open for such transactions.

(p)	Consent to Delivery of Electronic Statements. The CFTC permits a customer to receive daily confirmations and monthly statements for the Account by electronic media, subject to obtaining customer consent. Morgan Stanley maintains proprietary internet-based systems that deliver confirmations, statements and other reports to Customer in lieu of delivery by ordinary mail. Customer should be aware of the following: (i) Customer’s consent, if given, will be effective upon execution of this Agreement and shall remain effective thereafter until revoked; (ii) Customer may revoke its consent at any time by written notice of revocation to Morgan Stanley which will be effective upon receipt by Morgan Stanley; and (iii) any electronic confirmation or statement is accessible on the internet-based system for a limited time following its initial posting.

Customer hereby consents to receiving confirmations and statements by electronic means in lieu of ordinary mail. If Advisor is executing this Agreement on behalf of Customer as Customer’s agent and attorney-in-fact, Advisor hereby represents and warrants that it shall, at all times that this Consent to Delivery of Electronic Statements is in force, make access to the appropriate Morgan Stanley internet-based system available to Customer.

(q)	Ontario Customer Consent. If Customer is domiciled in the Province of Ontario, Canada, Customer hereby acknowledges that (1) Morgan Stanley may execute Contracts on behalf of Customer exclusively on futures exchanges located outside Canada, unless such Contracts are routed through an agent that is a dealer registered in Ontario under the Ontario Commodity Futures Act and the regulations thereunder (the “Ontario Act”); (2) if Customer is clearing Contracts executed hereunder with a clearing broker other than Morgan Stanley, such clearing broker is appropriately registered or exempt from registration under the Ontario Act; (3) there may be difficulty in enforcing any legal rights against Morgan Stanley, its directors, officers or employees because they are resident outside of Ontario and all or substantially all of Morgan Stanley’s assets are situated outside of Ontario; and (4) Morgan Stanley is not registered under the Ontario Act and, accordingly, the protection available to clients of a dealer registered under the Ontario Act may not be available to Customer.

(r)	British Columbia/Alberta Customer Consent. If Customer is domiciled in either the Province of British Columbia, Canada or the Province of Alberta, Canada, Customer hereby acknowledges that (1) there may be difficulty in enforcing any legal rights against Morgan Stanley or any of its directors, officers, employees or agents, because it is resident outside of British Columbia or Alberta (the “Passport Jurisdictions”) and all or substantially all of its assets are situated outside of the Passport Jurisdictions; (2) Morgan Stanley is not registered under the securities legislation of the Passport Jurisdictions and, accordingly, the protection available to clients of a dealer registered under such legislation will not be available to Customer; and (3) Morgan Stanley shall provide to Customer in a separate writing that is hereby incorporated by reference the name and address of an agent for service in the Passport Jurisdiction in which Customer is located.

(s)	Consent to Jurisdiction. Under rules enacted by the CFTC, a registered designated contract market (“DCM”) or swap execution facility (“SEF”) must require that any person that accesses such DCM or SEF consent to its jurisdiction. Customer agrees and acknowledges that in accessing a DCM or SEF (including through an intermediary adviser on which Customer has conferred trading discretion over the Account) through Morgan Stanley, or any Morgan Stanley trading system, for the purpose of initiating or executing a transaction in Contracts on or subject to the rules of any DCM or SEF, Customer shall be deemed under Applicable Law (including applicable DCM or SEF rules) to have consented to the jurisdiction of such DCM or SEF and to have agreed to be bound by and comply with the rules of such DCM or SEF, including, but not limited to, rules requiring cooperation and participation in investigatory and disciplinary processes under the rules of such DCM or SEF.

(t)	Instructions Relating to Hedging Transactions. If Customer has indicated on the Commodity Futures Account Application that orders placed for the Account will normally represent bona fide hedging transactions, please complete the following. You should note that CFTC Rule §190.06 permits you to specify whether, in the unlikely event of Morgan Stanley’s bankruptcy, you prefer the bankruptcy trustee to liquidate all positions in the Account. Accordingly, Customer hereby elects as follows: (please initial):

☐	Liquidate	☐	Do Not Liquidate

If neither alternative is initialed, Customer will be deemed to have elected to have all positions liquidated. This election may be changed at any time by written notice.

(u)	Customer hereby acknowledges that it has received and understands the Morgan Stanley & Co. LLC Clearing Member Disclosure in relation to Futures and Cleared Swaps Customer Clearing Services under the European Market Infrastructure Regulation and, as of the date hereof, has elected to accept the offer of customer segregation consistent with the Commodity Exchange Act and the CFTC Rules, as described therein.

(v)	CUSTOMER HEREBY ACKNOWLEDGES THAT IT HAS RECEIVED AND UNDERSTANDS THE FOLLOWING DISCLOSURE STATEMENT PRESCRIBED BY THE CFTC AND FURNISHED HEREWITH.

☐	Risk Disclosure Statement for Futures and Options required under CFTC Rule 1.55

IN WITNESS WHEREOF, Customer or, as applicable, Advisor on behalf of each Customer, has executed this Agreement on the date indicated below.

Customer:	METAURUS ADVISORS LLC, BY ITS MANAGING MEMBER, METAURUS LLC, FOR Each Fund set forth on Schedule A (which may be amended from time to time) attached hereto, in their individual capacity

By:
(Date)

____________________________________________
(Please Print Name and Title)

MORGAN STANLEY & CO. LLC

By:
(Date)

____________________________________________
(Please Print Name and Title)

Schedule A

to Commodity Futures Customer Agreement

dated as of                 , between Morgan Stanley & Co. LLC and each Fund set forth below in their individual capacity that is identified as a Customer, severally and no jointly

Fund	Entity Type	Jurisdiction	Tax ID Number/ Non-US Government ID	Account Designation- Hedge/Spec	CFTC 190.06 Rep. (Liquidate/Do Not Liquidate)	Enrolled in FIA Tech OCR Data Service
METAURUS EQUITY COMPONENT TRUST-U.S. EQUITY CUMULATIVE DIVIDENDS FUND-SERIES 2027

METAURUS EQUITY COMPONENT TRUST-U.S. EQUITY EX-DIVIDEND FUND-SERIES 2027

Each Fund listed represents and warrants that the respective Fund shall be subject to the terms and conditions of the Commodity Futures Customer Agreement, dated                      (the “Agreement”), to which this Schedule A is attached, and that each Fund is authorized to trade Contracts (as defined in the Agreement).

For ease of administration, a single document is being executed so as to enable each respective entity listed on Schedule A to enter into transactions under this Agreement. The parties agree that this Agreement shall be treated as if it were a separate agreement with respect to each separate legal entity listed on Schedule A, as if each such entity had executed a separate agreement, and that any entity listed on Schedule A shall have no liability under this Agreement for the obligations of any other entity so listed.

Metaurus Advisors LLC, on behalf of each Fund set forth above in their individual capacity that is identified as Customer, severally and not jointly

By:
(Date)
_____________________________________________________________________________
(Please Print Name and Title)

Schedule B

to Commodity Futures Customer Agreement

dated as of                     , between Morgan Stanley & Co. LLC and each Fund set forth below in their individual capacity that is identified as a Customer, severally and no jointly

Legal Entity that owns the Account:	Legal Entity Identifier (LEI)	Business Address	Business Telephone	Email Address	Contact Job Title/ Relationship to Owner of Account / Direct Phone Number / Email Address	Website (if any)	NFA ID (if any)	Any Natural person (persons) who actually directs trading in the Account (Name, Address, Phone Number, Email)	NFA ID (if any), Name of Employer, Employer NFA ID (if any), Job Title, Relationship to Owner of the Account
METAURUS EQUITY COMPONENT TRUST-U.S. EQUITY CUMULATIVE DIVIDENDS FUND-SERIES 2027

METAURUS EQUITY COMPONENT TRUST-U.S. EQUITY EX-DIVIDEND FUND-SERIES 2027

**FOR CORPORATE ACCOUNTS ONLY**

CORPORATE RESOLUTION

I, ____________________________________, the undersigned Secretary of _____________________________________, a corporation duly organized and existing under the laws of _______________________________________________, having its principal office at _____________________________________ DO HEREBY CERTIFY that a meeting of the Board of Directors of said Corporation duly held on the ______ day of _________________________, 201__, the following resolutions were duly adopted, have not been amended, rescinded or revoked and are in conformity with the Charter and Bylaws of said Corporation:

“RESOLVED:    That this Corporation open one or more accounts with Morgan Stanley & Co. LLC (“Morgan Stanley”) for the purpose of trading in swaps, commodities and commodity futures contracts, options thereon, foreign futures and options thereon and interests therein (including, without limitation, exchange for physical transactions, exchange for swap transactions, exchange-for-risk, exchange-for-options or exchange-for-related-positions transactions, block trades, over-the-counter derivative instruments, including cleared OTC derivatives and cleared swaps) (collectively “Contracts”)

RESOLVED:    That any officer of this Corporation or any employee or agent of this Corporation designated by any such officer be and hereby is authorized to act for the Corporation in every respect concerning the Corporation’s account(s) with Morgan Stanley, the authority hereby granted including the power to do each of the following acts and actions:

(a) To open one or more accounts in the name of the Corporation with Morgan Stanley for the purpose of trading in commodities and Contracts and to execute in the name of the Corporation and deliver to Morgan Stanley a Morgan Stanley Commodity Futures Customer Agreement including the Cleared Derivatives Transactions Addendum thereto, Authorization to Transfer Funds, Consent to Arbitration, Exchange Agreement, and any other documents or notices necessary to the opening, maintenance and/or trading of such account(s);

(b) To buy, sell and trade and agree to buy, sell and trade commodities Contracts, on margin or otherwise, whether in the over-the-counter market, subject to the rules or protocols of any multilateral or other trading facility, system or platform, including any communication network or auction facility or any designated contract market or otherwise, which power to sell includes the power to sell “short”;

(c) To submit for clearing at a clearing organization (including but not limited to, a derivatives clearing organization registered under the Commodity Exchange Act) Contracts carried in one or more accounts with Morgan Stanley or its affiliates;

(d) To effect and receive payment and delivery in performance of Contracts and commodities orders and any obligations undertaken in connection therewith;

(e) To deposit with and withdraw from Morgan Stanley any money, commodities, Contracts, securities and other property;

(f) To receive and promptly comply with    any request or demand for additional margin, any notice of intention to liquidate, and any notice or demand of any other nature;

(g) To receive and acquiesce in the correctness of notices of transactions, statements of account and other records and documents relating to the Corporation’s account(s) with Morgan Stanley;

(h) To borrow funds from Morgan Stanley or its affiliate to finance any transactions in Contracts or commodities effected through or with Morgan Stanley, and the satisfaction of each and every obligation of the Corporation in connection with the Account(s) and the transactions effected therein; and

(i) To take such other actions as may be necessary or desirable to carry out the intent of the foregoing.

RESOLVED:    That Morgan Stanley be directed to send written confirmations of all trades effected by Morgan Stanley for this Corporation and all statements of account of the Corporation with Morgan Stanley and other pertinent records and documents to ____________________________ (Name and Title of Officer or Agent) who is not authorized to trade in commodities with Morgan Stanley but is hereby authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents;

RESOLVED:    That any and all past transactions of the kind provided for by these Resolutions which have been previously made by Morgan Stanley on behalf of or with this Corporation be and hereby are ratified, confirmed and approved in all respects; and

RESOLVED:    That Morgan Stanley and any interested third party are authorized to rely and act upon the authority of these Resolutions until receipt by Morgan Stanley of a certificate showing rescission, amendment or modification thereof and signed by the Secretary of this Corporation under its seal, and that this Corporation will indemnify Morgan Stanley and hold Morgan Stanley harmless from and against any liability, loss, cost or expense it incurs in continuing to act in reliance upon these Resolutions prior to its actual receipt of any such certificate.”

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said Corporation this _________ day of _______________________, 201__.

_____________________________________________

Secretary

(SEAL OF CORPORATION TO BE AFFIXED HERE)

**FOR PARTNERSHIP ACCOUNTS ONLY**

PARTNERSHIP AUTHORIZATION

The undersigned hereby certify that we are general partners of ______________________________, a partnership organized and existing under the laws of ____________________________ (the “Partnership”), that each of us is of full legal age, and that the Partnership is authorized to trade in swaps, commodities and commodity futures, option and forward contracts and over-the-counter derivative instruments, including cleared OTC derivatives and cleared swaps.

The undersigned further certify that any one of us is authorized to open one or more accounts with Morgan Stanley & Co. LLC (“Morgan Stanley”) for the purchase or sale of swaps, commodities and commodity futures, option and forward contracts and over-the-counter derivative instruments, including cleared OTC derivatives and cleared swaps, for and in the name of the Partnership, and to execute for and on behalf of the Partnership a Morgan Stanley Commodity Customer’s Agreement including the Cleared Derivatives Transactions Addendum thereto, Authorization to Transfer Funds, Execution Agreement, and any other documents or notices necessary to the opening, maintenance and/or trading of such account(s), and that any one of the following general partners, acting alone, is authorized to act for the Partnership and its members in every respect concerning said account(s) and to do all things necessary or incidental to the conduct and trading of said account(s):

Name ______________________________	Name ________________________________
Name ______________________________	Name ________________________________

In consideration of your maintaining the account(s) of the Partnership the undersigned agree that:

(1) The undersigned are jointly and severally liable to you for any and all obligations arising out of transactions in or relating to the account(s) of the Partnership with Morgan Stanley.

(2) If there is any change in this authorization or if any of the partners withdraw from the Partnership, die or are judicially declared incompetent, one of the undersigned will notify you in writing immediately. Until you have actually received such written notice, you shall be entitled to act in reliance on this authorization. The Partnership will indemnify you and hold you harmless from and against any loss suffered or liability incurred in continuing to act in reliance on this authorization prior to your actual receipt of such written notice.

(3) Upon notice of the withdrawal, death or judicially declared incompetence of any of the partners, you are authorized in regard to the account(s) of the Partnership to take such actions as are described in the Morgan Stanley Commodity Futures Customer Agreement executed in the name of the Partnership for the purpose of terminating said account(s) and satisfying any obligations the partnership may have to you. You may take such actions as though each of the partners remained a partner, were alive and were competent without prior notice to any partner’s heirs, executors, administrators, legatees, personal representatives or assigns.

(4) This authorization shall be considered a part of the Morgan Stanley Commodity Customer’s Agreement executed in the name of the Partnership and shall cover, individually and collectively, all accounts of the Partnership at any time opened or reopened with Morgan Stanley, irrespective of any change or changes at any time in the personnel of Morgan Stanley, or its successors, assigns or affiliates, for any cause whatsoever, and shall inure to the benefit of Morgan Stanley and any of its successors or assigns.

Any and all past transactions between the Partnership and Morgan Stanley of the kind provided for by this authorization are hereby ratified, approved and confirmed in all respects.

Dated this ______ day of ___________________, 201___.

General Partners:

(Signature)	(Signature)

(Name — Please Print)	(Name — Please Print)

(Signature)	(Signature)

(Name — Please Print)	(Name — Please Print)

(Please enclose a copy of your Partnership Agreement)

(Please enclose a copy of the Trust Agreement)

**FOR LIMITED LIABILITY COMPANY ACCOUNTS ONLY**

LIMITED LIABILITY COMPANY RESOLUTION

We the undersigned, constituting all of the [Managing Members/Managers] of                                                          , a Limited Liability Company duly organized and existing under the laws of ______________, having its principal office at ______________________________________, DO HEREBY CERTIFY that a meeting of the [Managing Members/Managers] of said Company, duly held on the ______ day of _______, ____, the following resolutions were duly adopted, have not been amended, rescinded or revoked and are in conformity with the articles of organization and operating agreement of said Company:

“RESOLVED: That this Company open one or more accounts with Morgan Stanley & Co. LLC (“Morgan Stanley”) for the purpose of trading in swaps, commodities, commodity futures, option and forward contracts thereon, foreign futures and options thereon and interests therein (including exchange for physical transactions, exchange for swap transactions, exchange-for-risk, exchange-for-options or exchange-for-related-positions transactions, block trades, over-the-counter derivative instruments, including cleared OTC derivatives and cleared swaps) (collectively “Contracts”);

RESOLVED: That any [Managing Member/Manager] of this Company or any employee or agent of this Company designated by any such [Managing Member/Manager] be and hereby is authorized to act for the Company in every respect concerning the Company’s account(s) with Morgan Stanley (“Account(s)”), the authority hereby granted including the power to do each of the following acts and actions:

(a)	To open one or more accounts in the name of the Company with Morgan Stanley (“Account(s)”) for the purpose of trading in Contracts and to execute in the name of the Company and deliver to Morgan Stanley a Morgan Stanley Commodity Futures Customer Agreement including the Cleared Derivatives Transactions Addendum thereto, Authorization to Transfer Funds, Execution Agreement, and any and all other agreements, documents, instruments or notices necessary or relating to the opening, maintenance and/or trading of such Account(s);

(b)	To buy, sell and trade and agree to buy, sell and trade Contracts, on margin or otherwise, whether in the over-the-counter market, subject to the rules or protocols of any multilateral or other trading facility, system or platform, including any communication network or auction facility or any designated contract market or otherwise, which power to sell includes the power to sell “short”;

(c)	To effect and receive payment and delivery in the performance of Contracts and any obligations undertaken in connection therewith;

(d)	To deposit with and withdraw from Morgan Stanley any money, securities, commodities, Contracts and contracts for the purchase or sale of securities and other property;

(e)	To receive and promptly comply with any request or demand for additional margin, any notice of intention to liquidate, and any notice or demand of any other nature;

(f)	To receive and acquiesce in the correctness of notices of transactions, statements of account and other records and documents relating to the Company’s Account(s) with Morgan Stanley;

(g)	To borrow funds from Morgan Stanley or its affiliates to finance any transactions in Contracts effected through or with Morgan Stanley;

(h)	To take other such actions as may be necessary or desirable to carry out the intent of the foregoing and the satisfaction of each and every obligation of the Company in connection with the Account(s) and the transactions effected therein.

RESOLVED: That Morgan Stanley be directed to send written confirmations of all transactions in Contracts effected by Morgan Stanley for the Company and all statements of account of the Company with Morgan Stanley and other pertinent records and documents to

___________________ (Name and Title of [Managing Member/Manager] or Agent), who is not authorized to trade in contracts with Morgan Stanley but is hereby authorized to receive and acquiesce in the correctness of such confirmations, statements, and other records and documents;

RESOLVED: That any and all past transactions of the kind provided for by the these Resolutions which have been previously made by Morgan Stanley on behalf of or with this Company be and hereby are ratified, confirmed and approved in all respects; and

RESOLVED: That Morgan Stanley and any interested third party are authorized to rely and act upon the authority of these Resolutions until receipt by Morgan Stanley of a certificate showing recession, amendment or modifications thereof and signed by the [Managing Member/Manager] of this Company, and that this Company will indemnify Morgan Stanley and hold Morgan Stanley harmless from and against any liability, loss, cost or expenses it incurs in continuing to act in reliance upon these Resolutions prior to its actual receipt of any such certificate.”

IN WITNESS WHEREOF, we have hereunto subscribed our names this ____ day of _______________, ____.

[Managing Members/Managers]:

(Signature)	(Signature)

(Name & Title – Please Print)	(Name & Title – Please Print)

(Signature)	(Signature)

(Name & Title – Please Print)	(Name & Title – Please Print)

**FOR ERISA ACCOUNTS ONLY**

ERISA APPENDIX

EMPLOYEE BENEFIT PLAN REPRESENTATIONS AND AUTHORIZATION

_______________ (the “Customer”) and _______________ (the “Investment Advisor”), in its individual capacity, as well as in its capacity as agent on behalf of Customer, acknowledge that Morgan Stanley & Co. LLC (“Morgan Stanley”) is entering into this Agreement in reliance on the representations and warranties in this ERISA Appendix. Unless otherwise specified in this ERISA Appendix all capitalized terms used herein shall have the meanings as defined in the Commodity Futures Customer Agreement (the “Agreement”).

1.	Definitions The capitalized terms herein shall have the following definitions:

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

“Plan” means an employee benefit plan as defined in Section 3(3) of ERISA, subject to Title I of ERISA, or an entity the assets of which constitute assets of such plan or plans.

“Investment Management Agreement” shall mean the investment management agreement between the Customer and Investment Advisor.

“IRS Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

“Plan Sponsor” means the entity specified herein, if any.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“QPAM” means a “qualified professional asset manager” within the meaning of Part V of the QPAM Exemption.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 May 13, 1984 (Amended on October 10, 1985 (50 FR 41430)) issued by the United States Department of Labor, as amended.

“Trust” means each employee benefit plan trust established by its relevant trust agreement and that is, or invests through, Customer.

2.	Customer and Investment Advisor, in its individual capacity, as well as in its capacity as agent on behalf of Customer each represents and warrants to Morgan Stanley, on the date of the Agreement and on each date through the date the Agreement terminates, that:

(a)	Status of Advisor. The Investment Advisor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, is a QPAM with respect to Customer, is properly registered as an investment advisor under the Investment Advisors Act of 1940, and had full power, authority and legal right to enter into the Investment Management Agreement at the time of its execution, (which power, authority and legal right it continues to possess on the date of this Agreement and on each date through the date this Agreement terminates); and the Investment Management Agreement has been duly executed and delivered by all the parties thereto and constitutes the legal, valid, and binding obligation of the Investment Advisor, enforceable against the Investment Advisor in accordance with the terms thereof;

(b)	Powers of the Investment Advisor. The Investment Advisor, as QPAM for Customer, has the exclusive authority and control under the Investment Management Agreement to negotiate, approve, and execute this Agreement and any other documentation relating to this Agreement and all Contracts and transactions hereunder (collectively, “Transactions”), to make all investment decisions for and on behalf of Customer, to enter into Transactions hereunder on behalf of Customer, and to cause Customer to perform its obligations under this Agreement and respecting those Transactions and has taken all necessary action to authorize such execution, delivery and performance;

(c)	Investment Guidelines. The Transactions entered into hereunder comply in all respects with any and all investment guidelines and restrictions applicable to Customer, as amended, supplemented, updated or otherwise modified from time to time, set forth in: (a) the applicable governing documents; (b) the Investment Management Agreement; and (c) any other rule, law, regulation, similar guideline or other document governing the investment by Customer of its assets;

(d)	General Exemption. The requirements and conditions of Part I “General Exemption” of the QPAM Exemption have otherwise been met with respect to this Agreement and each Transaction, and such exemption fully exempts the execution, delivery, and performance of this Agreement and each Transaction (and the possession and exercise of each right, remedy, authority, or obligation with respect thereto) from the prohibitions of Section 406 of ERISA and Section 4975 of the IRS Code.

(e)	Non-Fiduciary Status. (a) Customer and the Investment Advisor understand and agree that: (i) Morgan Stanley is not undertaking to provide impartial investment advice, or give advice in a fiduciary capacity, in connection with a Transaction; and (ii) Morgan Stanley has and its affiliates have a financial interest in Customer entering into the Agreement and each Transaction and will receive compensation in connection therewith as set forth in the Agreement; (b) the Investment Advisor is independent within the meaning of 29 CFR § 2510.3-21(c)(1), a fiduciary under ERISA or Section 4975 of the IRS Code, or both, with respect to the Transaction, and is responsible for exercising independent judgment in evaluating each Transaction; (c) Morgan Stanley is not receiving a fee or other compensation directly from Customer, any Plan fiduciary, Plan participant or beneficiary for the provision of investment advice (as opposed to other services) in connection with the Transaction; and (d) the Investment Advisor is capable of evaluating investment risks independently, both in general and with regard to particular Transactions.

(f)	Adequate Consideration. The Investment Advisor will enter into each Transaction only if and to the extent it has concluded that in connection with the Transaction, Customer will receive no less nor pay no more than “adequate consideration” within the meaning of Section 408(b)(17) of ERISA and Section 4975(f)(10) of the IRS Code.

(g)	Collateral. Customer and the Investment Advisor each agree that no assets held by or on behalf of Morgan Stanley as Collateral pursuant to a pledge by Customer under Section 6(f) of the Agreement shall be regarded, while so held, as “plan assets” within the meaning of Title I of ERISA or Section 4975 of the IRS Code. The Investment Advisor considered and authorized the use by Morgan Stanley of any assets held by or on behalf of Morgan Stanley as Collateral pursuant to a pledge by Customer under Section 6(f) of the Agreement as part of and in the context of negotiating the Agreement and each Transaction.

(h)	No Violation of Similar Law. The execution, delivery and performance of the Agreement and the Transactions will not constitute or result in a violation of any law, rule or restriction similar to Section 406 of ERISA and/or Section 4975 of the IRS Code applicable to Customer.

(i)	Written Notice. Customer will immediately provide written notice to Morgan Stanley upon becoming aware that any of the representation s and warranties in this ERISA Appendix are or will become untrue or incorrect.

3.	Event of Default. It shall also constitute an “Event of Default” for purposes of the Agreement if any representation or warranty made or deemed made by the Investment Advisor herein to Morgan Stanley proves false or misleading when made or deemed made, or if the Investment Advisor defaults on any obligation hereunder.

[If the Customer is an individual employee benefit plan add Section 4 and 5 below):

4.	Sufficiency of Assets. Advisor will not enter into a Contract or Transaction under the Agreement that may cause the assets of the Plan under the Advisor’s authority and control to be insufficient to satisfy the obligations of the Plan with respect to such Contract or Transaction.

5.	Recourse. Customer acknowledges and agrees that sufficient assets of the Trust of the Plan Sponsor, including assets not under the Advisor’s management, are and shall at all times be available to satisfy Customer’s obligations under this Agreement.]

IN WITNESS WHEREOF, the parties have executed this ERISA Appendix on the respective dates specified below with effect from the date specified in the Agreement.

Morgan Stanley may rely upon the foregoing representations and warranties until such time as Morgan Stanley shall be notified otherwise in writing.

Dated this ______ day of ___________________, 201___

(Name of Customer — Please Print)
(Signature) (Date)
(Name & Title — Please Print)

[INVESTMENT ADVISOR], on its own behalf and on behalf of [CUSTOMER]

By:
Name:
Title:

INCUMBENCY CERTIFICATE

I,                 , the duly

elected                  of                  (the “Company”) do hereby certify the following:

____________________________ is the duly elected                 of the Company, and has the authority to enter into and execute contracts and acknowledgments for and on behalf of the Company; and,

Specifically, _____________________________ is authorized to execute the following contracts and acknowledgments for and on behalf of the Company:

•	Commodity Customer Agreement by and between Morgan Stanley & Co. LLC and the Company

•	Cleared Derivatives Addendum to the Commodity Customer Agreement by and between Morgan Stanley & Co. LLC and the Company

•	Commodity Futures Trading Commission Risk Disclosure Statement Acknowledgment

The signature of                  is as it appears below:

IN WITNESS WHEREOF, I do hereby certify that the foregoing is true and correct as of the date hereof.

By:

Name:

Title:

Dated: ___ ______________, 201_

**FOR ERISA ACCOUNTS ONLY**

ERISA APPENDIX

EMPLOYEE BENEFIT PLAN REPRESENTATIONS AND AUTHORIZATION

METAURUS EQUITY COMPONENT TRUST-U.S. EQUITY CUMULATIVE DIVIDENDS FUND-SERIES 2027 (the “Customer”) and METAURUS ADVISORS LLC (the “Investment Manager”), in its individual capacity, as well as in its capacity as agent on behalf of Customer, acknowledge that Morgan Stanley & Co. LLC (“Morgan Stanley”) is entering into this Agreement in reliance on the representations and warranties in this ERISA Appendix. Unless otherwise specified in this ERISA Appendix all capitalized terms used herein shall have the meanings as defined in the Commodity Futures Customer Agreement (the “Agreement”).

6.	Definitions The capitalized terms herein shall have the following definitions:

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

“Investment Management Agreement” shall mean the investment management agreement between the Customer and Investment Manager.

“IRS Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

7.	Customer and Investment Manager, in its individual capacity, as well as in its capacity as agent on behalf of Customer each represents and warrants to Morgan Stanley, on each date that assets of the Customer constitute “plan assets” within the meaning of Department of Labor Regulation 29 C.F.R. § 2510.3-101 (as amended by Section 3(42) of ERISA) that:

(j)	Status of Manager. The Investment Manager is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization and had full power, authority and legal right to enter into the Investment Management Agreement at the time of its execution, (which power, authority and legal right it continues to possess on the date of this Agreement and on each date through the date this Agreement terminates); and the Investment Management Agreement has been duly executed and delivered by all the parties thereto and constitutes the legal, valid, and binding obligation of the Investment Manager, enforceable against the Investment Manager in accordance with the terms thereof;

(k)	Powers of the Investment Manager. The Investment Manager, has the exclusive authority and control under the Investment Management Agreement to negotiate, approve, and execute this Agreement and any other documentation relating to this Agreement and all Contracts and transactions hereunder (collectively, “Transactions”), to make all investment decisions for and on behalf of Customer, to enter into Transactions hereunder on behalf of Customer, and to cause Customer to perform its obligations under this Agreement and respecting those Transactions and has taken all necessary action to authorize such execution, delivery and performance;

(l)	Investment Guidelines. The Transactions entered into hereunder comply in all respects with any and all investment guidelines and restrictions applicable to Customer, as amended, supplemented, updated or otherwise modified from time to time, set forth in: (a) the applicable governing documents; (b) the Investment Management Agreement; and (c) any other rule, law, regulation, similar guideline or other document governing the investment by Customer of its assets;

(m)	General Exemption.

(i)	The requirements of Section 408(b)(17) and 4975(d)(20) of the IRS Code and/or Section 408(b)(2) of ERISA have been met with respect to the execution, delivery and performance of the Agreements, this Amendment and each Transaction (other than those conditions of Section 408(b)(2) of ERISA that would be satisfied by Morgan Stanley (i.e., disclosure requirements)), and except with respect to such disclosure obligations, such exemptions fully exempt the execution, delivery, and performance of the Agreements, this Amendment and each Transaction (and the possession and exercise of each right, remedy, authority, or obligation with respect thereto) from the prohibitions of Section 406 of ERISA and Section 4975 of the IRS Code. Subject to Morgan Stanley satisfying any disclosure obligations under Section 408(b)(2) of ERISA, the execution, delivery and performance of the Agreements, this Amendment, and any Transaction do not and will not otherwise constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the IRS Code.

(ii)	The Investment Manager represents and warrants that it (a) has substantial experience and expertise with respect to the negotiation, approval and performance of similar types of Transactions completed for the Customer, (b) understands the purpose of these Transactions and the attendant risks and rewards to the Customer, and (c) has determined that the Transactions are prudent and otherwise suitable for the Customer.

(iii)	Investment Manager further represents and warrants that (A) neither Morgan Stanley nor any of its affiliates (directly or indirectly) has or exercises any discretionary authority or control with respect to the assets of any plan invested in the Party B (including in connection with the exercise of Morgan Stanley’s rights under the Agreement) involved in a Transaction or renders any investment advice (within the meaning of ERISA or Section 4975 of the Code) with respect to such assets; and (B) it has made a reasonable, good faith determination (and has documented such determination) that, with respect to each Transaction, the Fund will pay no more than and receive no less than “adequate consideration” (as defined in Section 408(b)(17) of ERISA and Section 4975(d)(20) of the IRS Code) and in reaching such determination, the Investment Manager has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and solely on such basis has made its own independent conclusion.

(n)	Non-Fiduciary Status. (a) Any information provided to Investment Manager of Customer from Morgan Stanley is not “investment advice” within the meaning of Section 29 CFR 2510.3-21 nor given in a fiduciary capacity (b) Customer and the Investment Manager understand and agree that: (i) Morgan Stanley is not undertaking to provide impartial investment advice, or give advice in a fiduciary capacity, in connection with a Transaction; (ii) Morgan Stanley has and its affiliates have a financial interest in Customer entering into the Agreement and each Transaction and will receive compensation in connection therewith as set forth in the Agreement; and (iii) the Investment Manager is independent within the meaning of 29 CFR 2510.3-21(c)(1); (c) the Investment Manager is a fiduciary under ERISA or Section 4975 of the IRS Code with respect to the Transaction, and is responsible for exercising independent judgment in evaluating each Transaction; (d) Morgan Stanley is not receiving a fee or other compensation directly from Customer, any plan fiduciary, plan participant or beneficiary for the provision of investment advice (as opposed to other services) in connection with the Transaction; and (e) the Investment Manager is capable of evaluating investment risks independently, both in general and with regard to particular transactions.

(o)	Adequate Consideration. The Investment Manager will enter into each Transaction only if and to the extent it has concluded that in connection with the Transaction, Customer will receive no less nor pay no more than “adequate consideration” within the meaning of Section 408(b)(17) of ERISA and Section 4975(f)(10) of the IRS Code.

(p)	Collateral. The parties hereto each agree that no assets held by or on behalf of Morgan Stanley as Collateral pursuant to a pledge by Customer under Section 6(f) of the Agreement shall be regarded, while so held, as “plan assets” within the meaning of Title I of ERISA or Section 4975 of the IRS Code. The Investment Manager considered and authorized the use by Morgan Stanley of any assets held by or on behalf of Morgan Stanley as Collateral pursuant to a pledge by Customer under Section 6(f) of the Agreement as part of and in the context of negotiating the Agreement and each Transaction.

(q)	No Violation of Similar Law. The execution, delivery and performance of the Agreement and the Transactions will not constitute or result in a violation of any law, rule or restriction similar to Section 406 of ERISA and/or Section 4975 of the IRS Code applicable to Customer.

(r)	Written Notice. Customer or the Investment Manager will immediately provide written notice to Morgan Stanley upon becoming aware that any of the representations and warranties in this ERISA Appendix are or will become untrue or incorrect.

8.	Event of Default. It shall also constitute an “Event of Default” for purposes of the Agreement if any representation or warranty made or deemed made by the Investment Manager herein to Morgan Stanley proves false or misleading when made or deemed made, or if the Investment Manager defaults on any obligation hereunder.

Dated this ______ day of ___________________, 20__.

IN WITNESS WHEREOF, the parties have executed this ERISA Appendix on the respective dates specified below with effect from the date specified in the Agreement.

Morgan Stanley may rely upon the foregoing representations and warranties until such time as Morgan Stanley shall be notified otherwise in writing.

(Name of Customer — Please Print)
(Signature) (Date)
(Name & Title — Please Print)

METAURUS ADVISORS LLC

(Signature) (Date)
(Name & Title — Please Print)

**FOR ERISA ACCOUNTS ONLY**

ERISA APPENDIX

EMPLOYEE BENEFIT PLAN REPRESENTATIONS AND AUTHORIZATION

METAURUS EQUITY COMPONENT TRUST-U.S. EQUITY EX-DIVIDEND FUND-SERIES 2027 (the “Customer”) and METAURUS ADVISORS LLC (the “Investment Manager”), in its individual capacity, as well as in its capacity as agent on behalf of Customer, acknowledge that Morgan Stanley & Co. LLC (“Morgan Stanley”) is entering into this Agreement in reliance on the representations and warranties in this ERISA Appendix. Unless otherwise specified in this ERISA Appendix all capitalized terms used herein shall have the meanings as defined in the Commodity Futures Customer Agreement (the “Agreement”).

9.	Definitions The capitalized terms herein shall have the following definitions:

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

“Investment Management Agreement” shall mean the investment management agreement between the Customer and Investment Manager.

“IRS Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

10.	Customer and Investment Manager, in its individual capacity, as well as in its capacity as agent on behalf of Customer each represents and warrants to Morgan Stanley, on each date that assets of the Customer constitute “plan assets” within the meaning of Department of Labor Regulation 29 C.F.R. § 2510.3-101 (as amended by Section 3(42) of ERISA) that:

(s)	Status of Manager. The Investment Manager is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization and had full power, authority and legal right to enter into the Investment Management Agreement at the time of its execution, (which power, authority and legal right it continues to possess on the date of this Agreement and on each date through the date this Agreement terminates); and the Investment Management Agreement has been duly executed and delivered by all the parties thereto and constitutes the legal, valid, and binding obligation of the Investment Manager, enforceable against the Investment Manager in accordance with the terms thereof;

(t)	Powers of the Investment Manager. The Investment Manager, has the exclusive authority and control under the Investment Management Agreement to negotiate, approve, and execute this Agreement and any other documentation relating to this Agreement and all Contracts and transactions hereunder (collectively, “Transactions”), to make all investment decisions for and on behalf of Customer, to enter into Transactions hereunder on behalf of Customer, and to cause Customer to perform its obligations under this Agreement and respecting those Transactions and has taken all necessary action to authorize such execution, delivery and performance;

(u)	Investment Guidelines. The Transactions entered into hereunder comply in all respects with any and all investment guidelines and restrictions applicable to Customer, as amended, supplemented, updated or otherwise modified from time to time, set forth in: (a) the applicable governing documents; (b) the Investment Management Agreement; and (c) any other rule, law, regulation, similar guideline or other document governing the investment by Customer of its assets;

(v)	General Exemption.

(i)	The requirements of Section 408(b)(17) and 4975(d)(20) of the IRS Code and/or Section 408(b)(2) of ERISA have been met with respect to the execution, delivery and performance of the Agreements, this Amendment and each Transaction (other than those conditions of Section 408(b)(2) of ERISA that would be satisfied by Morgan Stanley (i.e., disclosure requirements)), and except with respect to such disclosure obligations, such exemptions fully exempt the execution, delivery, and performance of the Agreements, this Amendment and each Transaction (and the possession and exercise of each right, remedy, authority, or obligation with respect thereto) from the prohibitions of Section 406 of ERISA and Section 4975 of the IRS Code. Subject to Morgan Stanley satisfying any disclosure obligations under Section 408(b)(2) of ERISA, the execution, delivery and performance of the Agreements, this Amendment, and any Transaction do not and will not otherwise constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the IRS Code.

(ii)	The Investment Manager represents and warrants that it (a) has substantial experience and expertise with respect to the negotiation, approval and performance of similar types of Transactions completed for the Customer, (b) understands the purpose of these Transactions and the attendant risks and rewards to the Customer, and (c) has determined that the Transactions are prudent and otherwise suitable for the Customer.

(iii)	Investment Manager further represents and warrants that (A) neither Morgan Stanley nor any of its affiliates (directly or indirectly) has or exercises any discretionary authority or control with respect to the assets of any plan invested in the Party B (including in connection with the exercise of Morgan Stanley’s rights under the Agreement) involved in a Transaction or renders any investment advice (within the meaning of ERISA or Section 4975 of the Code) with respect to such assets; and (B) it has made a reasonable, good faith determination (and has documented such determination) that, with respect to each Transaction, the Fund will pay no more than and receive no less than “adequate consideration” (as defined in Section 408(b)(17) of ERISA and Section 4975(d)(20) of the IRS Code) and in reaching such determination, the Investment Manager has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and solely on such basis has made its own independent conclusion.

(w)	Non-Fiduciary Status. (a) Any information provided to Investment Manager of Customer from Morgan Stanley is not “investment advice” within the meaning of Section 29 CFR 2510.3-21 nor given in a fiduciary capacity (b) Customer and the Investment Manager understand and agree that: (i) Morgan Stanley is not undertaking to provide impartial investment advice, or give advice in a fiduciary capacity, in connection with a Transaction; (ii) Morgan Stanley has and its affiliates have a financial interest in Customer entering into the Agreement and each Transaction and will receive compensation in connection therewith as set forth in the Agreement; and (iii) the Investment Manager is independent within the meaning of 29 CFR 2510.3-21(c)(1); (c) the Investment Manager is a fiduciary under ERISA or Section 4975 of the IRS Code with respect to the Transaction, and is responsible for exercising independent judgment in evaluating each Transaction; (d) Morgan Stanley is not receiving a fee or other compensation directly from Customer, any plan fiduciary, plan participant or beneficiary for the provision of investment advice (as opposed to other services) in connection with the Transaction; and (e) the Investment Manager is capable of evaluating investment risks independently, both in general and with regard to particular transactions.

(x)	Adequate Consideration. The Investment Manager will enter into each Transaction only if and to the extent it has concluded that in connection with the Transaction, Customer will receive no less nor pay no more than “adequate consideration” within the meaning of Section 408(b)(17) of ERISA and Section 4975(f)(10) of the IRS Code.

(y)	Collateral. The parties hereto each agree that no assets held by or on behalf of Morgan Stanley as Collateral pursuant to a pledge by Customer under Section 6(f) of the Agreement shall be regarded, while so held, as “plan assets” within the meaning of Title I of ERISA or Section 4975 of the IRS Code. The Investment Manager considered and authorized the use by Morgan Stanley of any assets held by or on behalf of Morgan Stanley as Collateral pursuant to a pledge by Customer under Section 6(f) of the Agreement as part of and in the context of negotiating the Agreement and each Transaction.

(z)	No Violation of Similar Law. The execution, delivery and performance of the Agreement and the Transactions will not constitute or result in a violation of any law, rule or restriction similar to Section 406 of ERISA and/or Section 4975 of the IRS Code applicable to Customer.

(aa)	Written Notice. Customer or the Investment Manager will immediately provide written notice to Morgan Stanley upon becoming aware that any of the representations and warranties in this ERISA Appendix are or will become untrue or incorrect.

11.	Event of Default. It shall also constitute an “Event of Default” for purposes of the Agreement if any representation or warranty made or deemed made by the Investment Manager herein to Morgan Stanley proves false or misleading when made or deemed made, or if the Investment Manager defaults on any obligation hereunder.

Dated this                      day of                                 , 20        .

IN WITNESS WHEREOF, the parties have executed this ERISA Appendix on the respective dates specified below with effect from the date specified in the Agreement.

Morgan Stanley may rely upon the foregoing representations and warranties until such time as Morgan Stanley shall be notified otherwise in writing.

(Name of Customer — Please Print)

(Signature) (Date)

(Name & Title — Please Print)

METAURUS ADVISORS LLC

(Signature) (Date)

(Name & Title — Please Print)